SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.  43                              (File No. 2-57328)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  33  (File No. 811-2686)


IDS TAX-EXEMPT BOND FUND, INC.
         IDS Tax-Exempt Bond Fund
         IDS Intermediate Tax-Exempt Fund

IDS Tower 10, Minneapolis, Minnesota  55440-0010

Leslie L. Ogg - 901 Marquette Ave., Suite 2810,
Minneapolis, MN 55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) immediately upon filing pursuant to paragraph (b)
    X on Jan. 29, 1998 pursuant to paragraph (b) 60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i) 75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:
           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Cross reference sheet showing the location in the prospectus and Statement of Additional Information of the information called for by items enumerated in Parts A and B of Form N-1A.

Negative answers omitted are so indicated.
                                                               PART A
Item No.       Section in Prospectus
1              Cover page of prospectus

2  (a)         Sales charge and Fund expenses
   (b)         The Fund in brief
   (c)         The Fund in brief

3  (a)         Financial highlights
   (b)         NA
   (c)         Performance
   (d)         Financial highlights

4  (a)         The Fund in brief; Investment policies and risks; How the Fund and Portfolio are organized
   (b)         Investment policies and risks
   (c)         Investment policies and risks

5  (a)         Board members and officers
   (b)(i)      Investment manager; About American Express Financial Corporation - General information
   (b)(ii)     Investment manager
   (b)(iii)    Investment manager
   (c)         Portfolio manager
   (d)         Administrator and transfer agent
   (e)         Administrator and transfer agent
   (f)         Distributor
   (g)         Investment manager; About American Express Financial Corporation - General information

5A(a)          *
   (b)         *

6  (a)         Shares; Voting rights
   (b)         NA
   (c)         NA
   (d)         Voting rights
   (e)         Cover page; Special shareholder services
   (f)         Dividend and capital gain distributions; Reinvestments
   (g)         Taxes
   (h)         Alternative purchase arrangements; Special considerations regarding master/feeder structure

7  (a)         Distributor
   (b)         Valuing Fund shares
   (c)         How to purchase, exchange or redeem shares
   (d)         How to purchase shares
   (e)         NA
   (f)         Distributor
   (g)         Alternative purchase arrangements; Reductions and waivers of the sales charge

8  (a)         How to redeem shares
   (b)         NA
   (c)         How to purchase shares: Three ways to invest
   (d)         How to purchase, exchange or redeem shares: Redemption policies - "Important..."

9              None

                                                               PART B

Item No.       Section in Statement of Additional Information
10             Cover page of SAI

11             Table of Contents

12             NA

13 (a)         Additional Investment Policies; all appendices except Dollar-Cost Averaging
   (b)         Additional Investment Policies
   (c)         Additional Investment Policies
   (d)         Security Transactions

14 (a)         Board members and officers**; Board Members and Officers
   (b)         Board Members and Officers
   (c)         Board Members and Officers

15 (a)         NA
   (b)         Principal Holders of Securities, if applicable
   (c)         Board Members and Officers

16 (a)(i)      How the Fund and Portfolio are organized; About American Express Financial Corporation**
   (a)(ii)     Agreements: Investment Management Services Agreement, Plan and Agreement of Distribution
   (a)(iii)    Agreements: Investment Management Services Agreement
   (b)         Agreements: Investment Management Services Agreement
   (c)         NA
   (d)         Agreements: Administrative Services Agreement, Shareholder Service Agreement
   (e)         NA
   (f)         Agreements: Distribution Agreement
   (g)         NA
   (h)         Custodian Agreement; Independent Auditors
   (i)         Agreements: Transfer Agency Agreement; Custodian Agreement
17 (a)         Security Transactions
   (b)         Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation
   (c)         Security Transactions
   (d)         Security Transactions
   (e)         Security Transactions

18 (a)         Shares; Voting rights**
   (b)         NA

19(a)          Investing in the Fund
   (b)         Valuing Fund Shares; Investing in the Fund
   (c)         Redeeming Shares

20             Taxes

21 (a)         Agreements: Distribution Agreement
   (b)         NA
   (c)         NA

22 (a)         Performance Information (for money market funds only)
   (b)         Performance Information (for all funds except money market funds)
23             Financial Statements

*    Designates information is located in annual report.
**   Designates location in prospectus.

IDS Tax-Exempt Bond Fund


Prospectus
January 29, 1998


The goal of IDS Tax-Exempt Bond Fund, a part of IDS Tax-Exempt Bond Fund, Inc., is to earn as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investment by investing primarily in investment-grade bonds and other debt securities.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal


American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY: 800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents


The Fund in brief
         Goal
         Investment policies and risks
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses

Performance
         Financial highlights
         Total returns
         Yield

Investment policies and risks Facts about investments and their risks
         Alternative investment option Valuing Fund shares

How to purchase, exchange or redeem shares
         Alternative purchase arrangements
         How to purchase shares
         How to exchange shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund is organized
         Shares
         Voting rights
         Shareholder meetings
         Board members and officers
         Investment manager
         Administrator and transfer agent
         Distributor

About American Express Financial Corporation
         General information

Appendices

         1998 federal tax-exempt and taxable equivalent yield calculations Descriptions of derivative instruments

The Fund in brief

Goal

IDS Tax-Exempt Bond Fund (the Fund) seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests primarily in investment-grade bonds and other debt securities issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. The Fund also may invest in rated or unrated debt securities considered to be comparable to investment-grade securities, derivative instruments and money market instruments. Some of the Fund's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Manager and distributor

The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $70 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.

Portfolio manager

Terry Seierstad joined AEFC in 1982 and serves as senior portfolio manager. He has managed this Fund since 1993. He also manages the investments for IDS Property Casualty Company. From 1988 to 1994, he served as portfolio manager of certificate investments and also managed IDS Life Special Income Fund from 1990 to 1992.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses
                                           Class A      Class B     Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)          5%           0%          0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)       0%           5%          0%

Annual Fund operating expenses (as a percentage of average daily net assets):

                          Class A            Class B             Class Y
Management fee             0.45               0.45                0.45
12b-1 fee                  0.00               0.75                0.00
Other expenses**           0.28               0.29                0.21
Total                      0.73               1.49                0.66

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge." **Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:



                  1 year      3 years     5 years    10 years
Class A           $57         $72         $ 89       $136
Class B           $65         $87         $101       $158**
Class B*          $15         $47         $ 81       $158**
Class Y           $ 7         $21         $ 37       $ 83


*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                   Fiscal period ended Nov. 30,
                   Per share income and capital changesa

                                           Class A
                     1997    1996   1995    1994    1993   1992   1991b  1990   1989   1988   1987

Net asset value,    $4.01   $4.06  $3.54   $4.19   $3.98  $3.93  $3.88  $3.98  $3.96  $3.93  $4.25
beginning of
period
                   Income from investment operations:
Net investment        .21     .20    .21     .23     .22    .22    .22    .26    .28    .28    .29
income
(loss)

Net gains (losses)    .10    (.05)   .52    (.56)    .23    .11    .05   (.01)   .17    .03   (.32)
(both realized
and unrealized)

Total from            .31     .15    .73    (.33)    .45    .33    .27    .25    .45    .31   (.03)
investment
operations
                   Less distributions:
Dividends from net   (.21)   (.20)  (.21)   (.23)   (.22)  (.22)  (.22)  (.26)  (.28)  (.28)  (.29)
investment income

Distributions          --      --     --    (.09)   (.02)  (.06)    --   (.09)  (.15)    --     --
from
realized gains

Total                (.21)   (.20)  (.21)   (.32)   (.24)  (.28)  (.22)  (.35)  (.43)  (.28)  (.29)
distributions

Net asset value,     $4.11  $4.01  $4.06   $3.54   $4.19  $3.98  $3.93  $3.88  $3.98  $3.96  $3.93
end of period
                   Ratios/supplemental data
                                           Class A
                      1997   1996   1995    1994    1993   1992   1991b  1990   1989   1988   1987

Net assets, end of    $998 $1,067  $1,16  $1,054  $1,291 $1,273 $1,188  $1,09 $1,010   $927   $885
period (in
millions)

Ratio of expenses     .73%   .73%   .71%    .61%    .63%   .64%   .60%d  .61%   .61%   .60%   .61%
to
average daily net
assetsc

Ratio of net         5.19%  5.15%  5.52%   5.82%   5.54%  5.68%  6.11%d 6.61%  6.90%  7.16%  7.32%
income
(loss) to average
daily
net assets

Portfolio              19%    62%    54%     66%     43%    63%    69%   112%    96%    54%    37%
turnover rate
(excluding
short-term
securities)

Total returne         7.8%   4.0%  21.1%   (8.3%)  11.7%   8.7%   8.3%d  6.1%  12.1%   9.6%  (2.6%)

a For a share outstanding throughout the period. Rounded to the nearest cent.

b The Fund's  fiscal  year-end was changed  from Dec. 31 to Nov.  30,  effective
1991.

c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

d Adjusted to an annual basis.

e Total return does not reflect payment of a sales charge.

                   Performance
                   Financial highlights

                   Fiscal period ended Nov. 30,
                   Per share income and capital changesa

                           Class b                   Class y

                     1997   1996   1995b         1997   1996   1995b
Net asset value,    $4.01  $4.06  $3.88         $4.01  $4.06  $3.88
beginning of
period
                   Income from investment operations:
Net investment        .18   .17     .14           .21    .21    .16
income
(loss)

Net gains             .10  (.05)    .18           .10   (.05)   .18
(losses) (both
realized and
unrealized)

Total from            .28   .12     .32           .31    .16    .34
investment
operations
                   Less distributions:

Dividends from net   (.18) (.17)   (.14)         (.21)  (.21)  (.16)
investment income

Net asset value,    $4.11 $4.01   $4.06         $4.11  $4.01  $4.06
end of period

                   Ratios/supplemental data
                          Class B                   Class Y

                     1997  1996    1995b         1997   1996   1995b
Net assets, end of    $25   $20     $14          $--    $--    $--
period (in
millions)

Ratio of expenses   1.49% 1.49%   1.52%d         .60%   .55%   .58%d
to
average daily net
assetsc

Ratio of net        4.43% 4.40%   4.55%d        5.34%  5.33%  5.52%d
income (loss)
to average daily
net assets

Portfolio             19%   62%     54%           19%    62%    54%
turnover rate
(excluding
short-term
securities)

Total returne        6.9%  3.2%    8.6%          7.9%   4.2%   9.2%

a For a share outstanding throughout the period. Rounded to the nearest cent.

b Inception date was March 20, 1995.

c Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

d Adjusted to an annual basis.

e Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.


Average annual total returns as of Nov. 30, 1997

Purchase              1 year       Since           5 years          10 years
made                  ago          inception       ago              ago
--------------------- ------------ --------------- ---------------- ----------
(fund name):
     Class A          +2.39%          --%           +5.71%          +7.31%
     Class B          +2.94%        5.67%              --%             --%
     Class Y          +7.87%        7.96%*             --%             --%

Lehman Brothers
Municipal Bond Index
                      +7.18%       +7.40%**         +6.87%          +8.21%


*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

Cumulative total returns as of Nov. 30, 1997

Purchase              1 year         Since             5 years       10 years
made                  ago            inception         ago           ago
--------------------- -------------- ----------------- ------------- ----------
(fund name):
     Class A          +2.39%             --%            +32.02%        +102.58%
     Class B          +2.94%          16.08%*               --              --
     Class Y          +7.87%          22.97%*               --              --%

Lehman Brothers
Municipal Bond Index
                      +7.18%         +21.07%**         +39.43%         +120.18%

*Inception date was March 20, 1995.
**Measurement period started April 1, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.


For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o        a period of widely fluctuating securities prices.

Returns shown should not be considered a representation of the Fund's future performance.

Lehman Brothers Municipal Bond Index is an unmanaged index made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield


Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's SEC standardized yield for the 30-day period ended Nov. 28, 1997, was 4.18% for Class A, 3.64% for Class B and 4.49% for Class Y. The Fund calculates this 30-day SEC standardized yield by dividing:


o       net investment income per share deemed earned during a 30-day period by

o       the public offering price per share on the last day of the period, and

o       converting the result to a yearly equivalent figure

The Fund also may calculate a tax equivalent yield by dividing the tax-exempt portion of its yield by one minus a stated income tax rate. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in exempt obligations.

These yield calculations do not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yields quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

Investment policies and risks

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. This policy cannot be changed without approval of a majority of the outstanding voting securities. This Fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax. Other investments may include derivative instruments and money market instruments.

This fund is designed for investors whose income tax levels enable them to benefit from tax-exempt income. In general, this fund is not an appropriate investment for tax-deferred retirement plans, such as Individual Retirement Accounts.


The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Bonds and other debt securities exempt from federal income taxes: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. At least 75% of the Fund's investments in bonds and other debt securities must be rated in the top four grades by Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investors Services, Inc. or be of comparable rating given by other independent rating agencies. Up to 25% of the Fund's remaining investments may be in unrated bonds and other debt securities which, in the investment manager's opinion, are of investment grade quality. All industrial revenue bonds must be rated. Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the investment manager believes it is advantageous to do so. For a description of investment-grade bond ratings, see the Appendix to the SAI.


For the fiscal year ended Nov. 30, 1997, the Fund held less than 5% of its average daily net assets in bond rated below investment grade.


Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. The use of derivative instruments may produce taxable income. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Fund is authorized to make certain taxable investments as described in the SAI.


The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:



o    Securities and assets with available market values are valued on that basis

o    Securities maturing in 60 days or less are valued at amortized cost


o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution
                   (12b-1) fee                 Service fee                    Other information
Class A            Maximum initial sales       0.175% of average daily net    Initial sales charge waived
                   charge of 5%; no 12b-1 fee  assets                         or reduced for certain
                                                                              purchases

Class B            No initial sales charge;    0.175% of average daily net    Shares convert to Class A
                   maximum CDSC of 5%          assets                         in the ninth year of
                   declines to 0% after six                                   ownership; CDSC waived in
                   years; 12b-1 fee of 0.75%                                  certain circumstances
                   of average daily net
                   assets

Class Y            None                        0.10% of average daily net     Available only to certain
                                               assets                         qualifying institutional
                                                                              investors


Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                     Sales charges on purchase or redemption
If you purchase Class A shares                         If you purchase Class B shares

o You will not have all of your purchase price         o All of your money is invested in shares of stock.
invested. Part of your purchase price will go to pay   However, you will pay a sales charge if you redeem
the sales charge. You will not pay a sales charge      your shares within six years of purchase.
when you redeem your shares.

o You will be able to take advantage of reductions     o No reductions of the sales charge are available
in the sales charge.                                   for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                Ongoing expenses
If you purchase Class A shares                         If you purchase Class B shares

o Your shares will have a lower expense ratio than     o The distribution and transfer agency fees for
Class B shares because Class A does not pay a          Class B will cause your shares to have a higher
distribution fee and the transfer agency fee for       expense ratio and to pay lower dividends than Class
Class A is lower than the fee for Class B. As a        A shares. In the ninth year of ownership, Class B
result, Class A shares will pay higher dividends       shares will convert to Class A shares and you will
than Class B shares.                                   no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:


o    Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
         -    at least $10 million in plan assets or
         -    500 or more participants; or
     -   does not use daily transfer recordkeeping and has
         - at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or
         - 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.


* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.


How to purchase shares


If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."


When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest
1
By regular account          Send your check and application (or your name   Minimum amounts
                            and account number if you have an established   Initial investment: $2,000
                            account) to:                                    Additional
                                                                            investments:        $  100
                            American Express Financial Advisors Inc.        Account balances:   $  300*
                            P.O. Box 74
                            Minneapolis, MN 55440-0074

                            Your financial advisor will help you with this process.

2
By scheduled investment     Contact your financial advisor to set up one    Minimum amounts
plan                        of the following scheduled plans:               Initial investment: $  100
                                                                            Additional
                            o automatic payroll deduction                   investments:        $  100/
                                                                                           each payment
                            o bank authorization                            Account balances:      none
                                                                             (on active plans of
                            o direct deposit of Social Security check       monthly payments)

                            o other plan approved by the Fund               If account balance is below $2,000,
                                                                            frequency of payments must be at
                                                                            least monthly.

3
By wire                     If you have an established account, you may     If this information is not
                            wire money to:                                  included, the order may be
                                                                            rejected and all money
                            Norwest Bank Minneapolis                        received by the Fund, less any
                            Routing No. 091000019                           costs the Fund or AEFC incurs,
                            Minneapolis, MN                                 will be returned promptly.
                            Attn: Domestic Wire Dept.
                                                                            Minimum amounts
                            Give these instructions:                        Each wire investment:$1,000
                            Credit IDS Account #00-30-015 for personal
                            account # (your account number) for (your
                            name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or the program is terminated, your shares will be redeemed and the proceeds mailed to you.

How to exchange shares


You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.


If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.


For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.


How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.


A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.

                         Two ways to request an exchange or redemption of shares

1
By letter                         Include in your letter:
                                  o the name of the fund (s)
                                  o the class of shares to be exchanged or redeemed
                                  o your account number(s) (for exchanges, both funds must be registered in the same ownership)
                                  o your Taxpayer Identification Number (TIN)
                                  o the dollar amount or number of
                                  shares you want to exchange or redeem
                                  o signature of all registered account owners
                                  o for redemptions, indicate how you want your money delivered to you
                                  o any paper certificates of shares you hold

                                  Regular mail:
                                         American Express Shareholder Service
                                         Attn: Redemptions
                                         P.O. Box 534
                                  Minneapolis, MN 55440-0534

                                  Express mail:
                                         American Express Shareholder Service
                                         Attn: Redemptions
                                         733 Marquette Ave.
                                  Minneapolis, MN 55402

2
By phone
American Express Financial        o The Fund and AEFC will honor any telephone
Advisors Telephone Transaction    exchange or redemption request believed to be
Service:                          authentic and will use reasonable procedures
                                  to confirm that they are. This includes asking
612-671-3800                      identifying questions and 800-437-3133 or tape
                                  recording calls. If reasonable procedures are followed, the Fund or AEFC will not be liable for any loss resulting from fraudulent requests.
                                  o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges
                                  NOT apply by writing American Express
                                  Shareholder Service. Each registered owner must sign the request.
                                  o AEFC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.
                                  o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                  o Phone privileges may be modified or
                                  discontinued at any time.

                                  Minimum amount
                                  Redemption:     $100

                                  Maximum amount
                                  Redemption:     $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

              Three ways to receive payment when you redeem shares

1                            o    Mailed to the address on record
By regular or                o    Payable to names listed on the account
express mail                      NOTE: You will be charged a fee if you
                                  request express mail delivery.

2                            o    Minimum wire redemption: $1,000
By wire                      o    Request that money be wired to your bank
                             o    Bank account must be in the same ownership as
                                  the IDS fund account NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express
                                  Shareholder Service.

3                            o    Minimum payment: $50
By scheduled                 o    Contact your financial advisor or American
payout plan                       Express Shareholder Service to set up regular
                                  payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
                             o    Purchasing new shares while under a payout
                                  plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*

                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o the amount you are investing in this Fund now;

o the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o Employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.


o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)


o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed): - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or - a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative


Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:


o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
     -   at least 59-1/2 years old, and
     - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or
     - redeeming under an approved substantially equal periodic payment arrangement.


Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800

TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919


Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions


The Fund's net investment income from dividends and interest is distributed to you monthly as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year.

The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments.


Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or


o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.


The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.


If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.


Taxes

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from other income earned and capital gain distributions are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on borrowed money used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.


Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o        a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                                       Use the Social Security or
For this type of account:                              Employer Identification number of:

Individual or joint account                            The individual or individuals listed on the account

Custodian account of a minor (Uniform                  The minor
Gifts/Transfers to Minors Act)

A living trust                                         The grantor-trustee (the person who puts the money
                                                       into the trust)

An irrevocable trust,                                  The legal entity (not the personal representative
pension trust or estate                                or trustee, unless no legal entity is designated in
                                                       the account title)

Sole proprietorship                                    The owner

Partnership                                            The partnership

Corporate                                              The corporation

Association, club or tax-exempt organization           The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized

Shares


IDS Tax-Exempt Bond Fund, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Intermediate Tax-Exempt Fund and IDS Tax-Exempt Bond Fund. Each fund is owned by its shareholders. Each fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.
The shares of each fund making up IDS Tax-Exempt Bond Fund, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.


The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H.
Dudley, who does not serve the nine IDS Life funds.

Independent board members and officers


Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary

Leslie L. Ogg*
President, treasurer and corporate secretary of Board Services Corporation.


Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.

Treasurer


Matthew N. Karstetter*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.

* Interested person as defined by the Investment Company Act of 1940.


Investment manager


The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:


Assets                Annual rate
(billions)at each asset level

First    $1.0         0.450%
Next      1.0         0.425
Next      1.0         0.400
Next      3.0         0.375
Over      6.0         0.350


For the fiscal year ended Nov. 30, 1997, the Fund paid AEFC a total investment management fee of 0.45% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.04% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:


         o    Class A      $15.50
         o    Class B      $16.50
         o    Class Y      $15.50

Distributor


The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.


Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.


Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Nov. 30, 1997, were 0.73% of its average daily net assets. Expenses for Class B and Class Y were 1.49% and 0.60%, respectively.

About American Express Financial Corporation


General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Nov. 30, 1997 were more than $170 billion.

AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,700 advisors.


Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

Appendix A


1998 federal tax-exempt and taxable
equivalent yield calculation

These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $102,300- $155,950 range. Under Adjusted Gross Income, $175,000 is in the $124,500 to $186,800 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

                         Adjusted gross income*

Taxable income**             $0         $124,500        $186,800       Over
                             to             to             to
                         $124,500(1)    $186,800(2)     $309,300(3)  $309,300(2)
Married Filing Jointly
     $0 - $42,350           15.00%
 42,350 - 102,300           28.00         28.84%
102,300 - 155,950           31.00         31.93           33.27%
155,950 - 278,450           36.00         37.08           38.64         37.08%
278,450 +                   39.60                         42.50***      40.79

                         Adjusted gross income*

Taxable income**             $0         $124,500          Over
                             to             to
                         $124,500(1)    $247,000(3)     $247,000(2)
Single
     $0 - $25,350           15.00%
 25,350 -  61,400           28.00
 61,400 - 128,100           31.00         32.60%
128,100 - 278,450           36.00         37.86           37.08%
278,450 +                   39.60                         40.79

*Gross income with certain adjustments before taking itemized deductions and personal exemptions. **Amount subject to federal income tax after itemized deductions or standard deduction and personal exemptions. ***This rate is applicable only in the limited case where your adjusted gross income is less than $309,300 and your taxable income exceeds $278,450. (1)No Phase-out -- Assumes a phase-out of itemized deductions or personal exemptions. (2)Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions. (3)Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2: Determining your federal taxable yield equivalents.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

                    For these Tax-Exempt Rates:
                    3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% Marginal Tax
Rates Equal the Taxable Rates shown below:
     15.00%         3.53   4.12   4.71   5.29   5.88   6.47   7.06   7.65
     28.00%         4.17   4.86   5.56   6.25   6.94   7.64   8.33   9.03
     28.84%         4.22   4.92   5.62   6.32   7.03   7.73   8.43   9.13
     31.00%         4.35   5.07   5.80   6.52   7.25   7.97   8.70   9.42
     31.93%         4.41   5.14   5.88   6.61   7.35   8.08   8.81   9.55
     32.60%         4.45   5.19   5.93   6.68   7.42   8.16   8.90   9.64
     33.27%         4.50   5.25   5.99   6.74   7.49   8.24   8.99   9.74
     36.00%         4.69   5.47   6.25   7.03   7.81   8.59   9.38  10.16
     37.08%         4.77   5.56   6.36   7.15   7.95   8.74   9.54  10.33
     37.86%         4.83   5.63   6.44   7.24   8.05   8.85   9.66  10.46
     38.64%         4.89   5.70   6.52   7.33   8.15   8.96   9.78  10.59
     39.60%         4.97   5.79   6.62   7.45   8.28   9.11   9.93  10.76
     40.79%         5.07   5.91   6.76   7.60   8.44   9.29  10.13  10.98
     42.50%         5.22   6.09   6.96   7.83   8.70   9.57  10.43  11.30

Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

IDS Intermediate Tax-Exempt Fund


Prospectus
January 29, 1998

The goal of IDS Intermediate Tax-Exempt Fund, a part of IDS Tax-Exempt Bond Fund, Inc., is to seek a high level of current income exempt from federal taxes. The Fund invests primarily in investment-grade bonds and other debt securities.


This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.


Additional facts about the Fund are in a Statement of Additional Information
(SAI), filed with the Securities and Exchange Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site (http://www.sec.gov). The SAI is incorporated by reference. For a free copy, contact American Express Shareholder Service.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please note that the Fund:

o    is not a bank deposit
o    is not federally insured
o    is not endorsed by any bank or government agency
o    is not guaranteed to achieve its goal

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
800-862-7919
TTY:  800-846-4852
Web site address: http://www.americanexpress.com/advisors

Table of contents


The Fund in brief
         Goal
         Investment policies and risks
         Manager and distributor
         Portfolio manager
         Alternative purchase arrangements

Sales charge and Fund expenses


Performance
         Financial highlights
         Total returns
         Yield


Investment policies and risks Facts about investments and their risks
         Alternative investment option Valuing Fund shares

How to purchase, exchange or redeem shares
         Alternative purchase arrangements
         How to purchase shares
         How to exchange shares
         How to redeem shares
         Reductions and waivers of the sales charge

Special shareholder services
         Services
         Quick telephone reference

Distributions and taxes
         Dividend and capital gain distributions
         Reinvestments
         Taxes
         How to determine the correct TIN

How the Fund is organized
         Shares
         Voting rights
         Shareholder meetings
         Board members and officers
         Investment manager

         Administrator and transfer agent
         Distributor


About American Express Financial Corporation
         General information


Appendices
         Appendix A:       Description of bond ratings
         Appendix B:       1998 federal tax-exempt and taxable equivalent yield
                           calculations
         Appendix C:       Descriptions of derivative instruments

The Fund in brief

Goal


IDS Intermediate Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of current income exempt from federal taxes. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests primarily in investment-grade bonds and other debt securities issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. The Fund may also invest in lower-rated debt securities, derivative instruments and money market instruments. Some of the Fund's investments may be considered speculative and involve additional investment risks. For further information, refer to the later section in the prospectus titled "Investment policies and risks."

Manager and distributor

The Fund is managed by American Express Financial Corporation (AEFC), a provider of financial services since 1894. AEFC currently manages more than $70 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc. (AEFA), a wholly-owned subsidiary of AEFC.

Portfolio manager

Terry Fettig joined AEFC in 1986 and serves as portfolio manager. He has managed this Fund since November 1996. From 1986 to 1992 he was a fixed income securities analyst and from 1992 to 1993 he was an associate portfolio manager. He also serves as portfolio manager of IDS Cash Management Fund, IDS Tax-Free Money Fund, IDS Life Moneyshare Fund and IDS Life Series Fund, Money Market Portfolio.


Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

Shareholder transaction expenses

                                       Class A        Class B          Class Y
Maximum sales charge on purchases*
(as a percentage of offering price)    5%             0%               0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price) 0%             5%               0%


Annual Fund operating expenses (as a percentage of average daily net assets):

                     Class A            Class B             Class Y
Management fee**     0.32%              0.32%               0.32%
12b-1 fee            0.00%              0.75%               0.00%
Other expenses***    0.58%              0.59%               0.51%
Total****            0.90%              1.66%               0.83%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."
**Absent fee waivers, the management fee would be 0.45% for each class. ***Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Class Y expenses have been restated to reflect the 0.10% shareholder services fee effective May 9, 1997. Absent fee waivers and expense reimbursements, other expenses would be 1.04% for Class A, 0.97% for Class B and 1.25% for Class Y. ****AEFC and AEFA have agreed to waive certain fees and reimburse expenses, with the exception of 12b-1 fees, to the extent that net total expenses for Class A shares exceed 0.90% for a minimum period ending Nov.30, 1998.
Any waiver or reimbursement applies to each class on a pro rata basis.
Absent fee waivers and expense reimbursements, total expenses would have been 1.49% for Class A, 2.17% for Class B and 1.70% for Class Y.


Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:


          1 year    3 years    5 years    10 years
Class A   $  59     $77        $ 97       $156
Class B   $  67     $92        $110       $177**
Class B*  $  17     $52        $ 90       $177**
Class Y   $   8     $26        $ 46       $103

*Assuming Class B shares are not redeemed at the end of the period.
**Based on conversion of Class B shares to Class A shares after eight years.


This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

Performance

Financial highlights

                             IDS Intermediate Tax-Exempt Fund

                             Performance
                             Financial highlights

                             Fiscal period ended Nov. 30,
                             Per share income and capital changesa

                                   Class A              Class B               Class Y
                                1997    1996b         1997  1996b           1997  1996b
Net asset value,
beginning of period            $5.04   $5.00         $5.04  $5.00          $5.04  $5.00

                             Income from investment operations:
Net investment income            .18      --           .14     --            .18     --
Net gains (losses)
 (both realized and              .05     .04           .05    .04            .05    .04
unrealized)

Total from investment            .23     .04           .19    .04            .23    .04
operations
                             Less distributions:
Dividends from net             (.18)      --         (.14)     --          (.18)     --
investment income

Net asset value,               $5.09   $5.04         $5.09  $5.04          $5.09  $5.04
end of period

                             Ratios/supplemental data
                                   Class A              Class B               Class Y
                                1997    1996b         1997   1996b          1997   1996b

Net assets, end of               $17      $2            $6     --            $--    $--
period (in millions)

Ratio of expenses to            .93%d    90%c,d      1.68%d 1.66%c,d        .80%   .73%c,d
average daily net assets e

Ratio of net income (loss)     3.60%   3.19%c        2.87%  2.04%c         3.84%  2.32%c
to average daily net assets

Portfolio turnover rate          24%      --           24%     --            24%     --
(excluding short-term
securities)

Total returnf                   4.4%    1.0%          3.7%    .9%           4.6%   1.0%

aFor a share outstanding throughout the period. Rounded to the nearest cent.

bInception date was Nov. 13, 1996.

cAdjusted to an annual basis.

d AEFC voluntarily limited total operating expenses, net of earnings credits, for the Fund. Under this agreement, the Fund's total net expenses will not exceed 0.90% for Class A, 1.66% for Class B and 0.83% for Class Y of the Fund's average daily net assets. Had AEFC not done so the annual ratios of expenses would have been 1.49% and 48.94% for Class A, 2.17% and 55.07% for Class B and 1.70% and 83.81% for Class Y for the periods ended Nov. 30, 1997 and 1996, respectively.

eExpense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

f Total return does not reflect payment of a sales charge.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Nov. 30, 1997

Purchase                                       1 Year                Since
made                                                                 inception
-------------------------------- ------------------------ ----------------------
Intermediate Tax-Exempt:
     Class A                                   -0.78%                +0.16%*
     Class B                                   -0.33%                +0.59%*
     Class Y                                   +4.57%                +5.33%*

Lehman Brothers Municipal                      +7.18%                +7.18%**
3-Year Bond Index

*Inception date was Nov. 13, 1996.
**Measurement period started Dec. 1, 1996.

Cumulative total returns as of Nov. 30, 1997

Purchase                                       1 Year                Since
made                                                                 inception
---------------------------------------------- ------------ ------------------
Intermediate Tax-Exempt:
     Class A                                   -0.78%                +0.17%*
     Class B                                   0.33%                 +0.62%*
     Class Y                                   +4.57%                +5.59%*

Lehman Brothers Municipal                      +7.18%                +7.18%**
3-Year Bond Index

*Inception date was Nov. 13, 1996.
**Measurement period started Dec. 1, 1996.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same period. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

For purposes of calculation, information about the Fund assumes:
o        a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o        no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance

Lehman Brothers Municipal 3-Year Bond Index is made up of a representative list of general obligation, revenue and prerefunded bonds that have an approximate maturity of three years. The index is frequently used as a general performance measure of tax-exempt bonds with shorter maturities. However, the securities used to create the index may not be representative of the bonds held in Intermediate Tax-Exempt Fund.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's SEC standardized yield for the 30-day period ended Nov. 28, 1997, was 3.23% for Class A, 2.64% for Class B and 3.46% for Class Y. The Fund calculates this 30-day SEC standardized yield by dividing:

o       net investment income per share deemed earned during a 30-day period by

o       the public offering price per share on the last day of the period, and

o       converting the result to a yearly equivalent figure

The Fund also may calculate a tax equivalent yield by dividing the tax-exempt portion of its yield by one minus a stated income tax rate. A tax equivalent yield demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund that invests in exempt obligations.

These yield calculations do not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yields quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

Investment policies and risks

Under normal market conditions, the Fund will invest at least 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax. For purposes of the 80% policy, the Fund will not include any investments subject to the alternative minimum tax. This policy cannot be changed without approval of a majority of outstanding voting securities. Other investments may include derivative instruments and money market instruments.

A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.

The Fund anticipates maintaining a portfolio of intermediate-term bonds with a dollar-weighted average maturity of two to ten years. From time to time the investment manager may adjust the average maturity of the portfolio's securities within that range based upon its assessment of relative yields and risks of securities of different maturities and its view of future interest rate changes.

The various types of investments the investment manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Bonds and other debt securities exempt from federal income taxes: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded. At least 80% of the Fund's net assets will be invested in bonds and other debt securities rated in the top four grades by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Investors Services, Inc. (Fitch) or be of a comparable rating given by other independent rating agencies and in unrated bonds and other debt securities which, in the investment manager's opinion, are of investment grade quality. The Fund may invest 20% of its assets in bonds rated or considered below investment grade (less than BBB/Baa) by independent rating agencies or the Fund's investment manager. The Fund will not invest in bonds rated below BB/Ba or in unrated bonds of equivalent quality.The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Fund relies on both independent rating agencies and on the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the investment manager believes it is advantageous to do so.

                    Bond ratings and holdings for fiscal 1997

                        S&P rating (or Moody's    Protection of principal and   Percent of net assets in
Percent of net assets   equivalent)               interest                      unrated securities
                                                                                assessed by AEFC
----------------------- ------------------------- ----------------------------- ----------------------------
      42.77   %         AAA                       Highest quality                    0.14  %
      13.30             AA                        High quality                         --
       9.03             A                         Upper medium grade                   --
      15.31             BBB                       Medium grade                       1.47
         --             BB                        Moderately speculative             0.70
         --             B                         Speculative                          --
         --             CCC                       Highly speculative                   --
         --             CC                        Poor quality                         --
         --             C                         Lowest quality                       --
         --             D                         In default                           --
       4.95             Unrated                   Unrated securities                 2.64

(See the Appendix to this prospectus describing bond ratings for further information.)

Concentration: The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in securities relating to a particular state. Such markets may include electric revenue bonds, hospital bonds, housing bonds, industrial bonds, airport bonds, or in securities the interest on which is paid from revenues of a similar type of project. In such circumstances, an economic, business, political or other change affecting one bond (such as proposed legislation affecting the financing of a project, shortages or price increases of needed materials, or declining markets or needs of the projects) also may affect other bonds in the same segment or relating to the same state. This could increase market risk. The Fund also may invest more than 25% of its total assets in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state. As the similarity in issuers increases, the potential for fluctuation in the net asset value of the Fund's shares also increases.

Derivative instruments: The investment manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the investment manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. The use of derivative instruments may produce taxable income. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. Securities and instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The investment manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term tax-exempt debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Fund is authorized to make certain taxable investments as described in the SAI.

The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:

o   Securities and assets with available market values are valued on that basis

o   Securities maturing in 60 days or less are valued at amortized cost

o Assets without readily available market values are valued according to methods selected in good faith by the board

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class
Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

                   Sales charge and
                   distribution                                                Other
                   (12b-1) fee                    Service fee                  information
------------------ ------------------------------ ---------------------------- ----------------------------
Class A            Maximum initial sales charge   0.175% of average daily      Initial sales charge
                   of 5%; no 12b-1 fee            net assets                   waived or reduced for
                                                                               certain purchases

------------------ ------------------------------ ---------------------------- ----------------------------
Class B            No initial sales charge;       0.175% of average daily      Shares convert to Class A
                   maximum CDSC of 5% declines    net assets                   in the ninth year of
                   to 0% after six years; 12b-1                                ownership; CDSC waived in
                   fee of 0.75% of average                                     certain circumstances
                   daily net assets

------------------ ------------------------------ ---------------------------- ----------------------------
Class Y            None                           0.10% of average daily net   Available only to certain
                                                  assets                       qualifying institutional
                                                                               investors

Conversion of Class B shares to Class A shares - During the ninth calendar year of owning your Class B shares, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. Class B shares that convert to Class A shares are not subject to a sales charge. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares. This means more of your money will be put to work for you.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                     Sales charges on purchase or redemption
If you purchase Class A shares                         If you purchase Class B shares

o You will not have all of your purchase price         o All of your money is invested in shares of stock.
invested. Part of your purchase price will go to pay   However, you will pay a sales charge if you redeem
the sales charge. You will not pay a sales charge      your shares within six years of purchase.
when you redeem your shares.

o You will be able to take advantage of reductions     o No reductions of the sales charge are available
in the sales charge.                                   for large purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

                                Ongoing expenses
If you purchase Class A shares                         If you purchase Class B shares

o Your shares will have a lower expense ratio than     o The distribution and transfer agency fees for
Class B shares because Class A does not pay a          Class B will cause your shares to have a higher
distribution fee and the transfer agency fee for       expense ratio and to pay lower dividends than Class
Class A is lower than the fee for Class B. As a        A shares. In the ninth year of ownership, Class B
result, Class A shares will pay higher dividends       shares will convert to Class A shares and you will
than Class B shares.                                   no longer be subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has

      -    at least $10 million in plan assets or

      -    500 or more participants; or

      -   does not use daily transfer recordkeeping and has

      -    at least $3 million invested in funds of the IDS MUTUAL FUND GROUP or

      -    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

How to purchase shares

If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide your correct Taxpayer Identification Number (Social Security or Employer Identification number). See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o        The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o        You must pay any fee the bank charges for wiring.

o        The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                              Three ways to invest

1
--------------------------- ----------------------------------------------- --------------------------------
By regular account          Send your check and application (or your name   Minimum amounts
                            and account number if you have an established   Initial investment: $2,000
                            account)  to:                                   Additional
                                                                            investments:        $   100
                            American Express Financial Advisors Inc.        Account balances:   $   300*
                            P.O. Box 74
                            Minneapolis, MN 55440-0074

                            Your financial advisor will help you with this process.

2
--------------------------- ----------------------------------------------- --------------------------------
By scheduled investment     Contact your financial advisor to set up one    Minimum amounts
plan                        of the following scheduled plans:               Initial investment: $   100
                                                                            Additional
                            o automatic payroll deduction                   investments:        $   100/
                                                                                           each payment
                            o bank authorization                            Account balances:      none
                                                                             (on active plans of
                            o direct deposit of Social Security check       monthly payments)

                            o other plan approved by the Fund               If account balance is below $2,000,
                                                                            frequency of payments must be at
                                                                            least monthly.

3
--------------------------- ----------------------------------------------- --------------------------------
By wire                     If you have an established account, you may     If this information is not
                            wire money to:                                  included, the order may be
                                                                            rejected and all money
                            Norwest Bank Minneapolis                        received by the Fund, less any
                            Routing No. 091000019                           costs the Fund or AEFC incurs,
                            Minneapolis, MN                                 will be returned promptly.
                            Attn: Domestic Wire Dept.
                                                                            Minimum amounts
                            Give these instructions:                        Each wire investment:$1,000
                            Credit IDS Account #00-30-015 for personal
                            account # (your account number) for (your
                            name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be redeemed and the proceeds mailed to you. If you are in a "wrap-fee" program sponsored by AEFA and your wrap program balance falls below the required program minimum or is terminated, your shares will be redeemed and the proceeds mailed to you.

How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information on any other fund, including fees and expenses, read that fund's prospectus carefully.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot use the sales charge imposed on the purchase of Class A shares to create or increase a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

How to redeem shares

You can redeem your shares at any time. American Express Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If the proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.

Two ways to request an exchange or redemption of shares

1
----------------- ------------------------------------------
By letter                          Include in your letter:

                                  o the name of the fund (s)

                                  o the class of shares to be exchanged or
                                    redeemed

                                  o your account number(s) (for exchanges, both
                                    funds must be registered in the same
                                    ownership)

                                  o your Taxpayer Identification Number (TIN)

                                  o the dollar amount or number of shares you
                                    want to exchange or redeem

                                  o signature of all registered account owners

                                  o for redemptions, indicate how you want your
                                    money delivered to you

                                  o any paper certificates of shares you hold

                                   Regular mail:
                                          American Express Shareholder Service
                                          Attn: Redemptions
                                          P.O. Box 534
                                          Minneapolis, MN 55440-0534

                                   Express mail:
                                          American Express Shareholder Service
                                          Attn: Redemptions
                                          733 Marquette Ave.
                                          Minneapolis, MN 55402
2
---------------------------------- ---------------------------------------------

By phone
American Express Financial         o The Fund and AEFC will honor any telephone
Advisors Telephone Transaction     exchange or redemption  request believed to
Service:                           be authentic and will use reasonable
                                   procedures to  confirm that they are. This
800-437-3133                       includes asking identifying questions and
612-671-3800                       or tape recording calls. If reasonable
                                   procedures are followed, the Fund or AEFC will not be liable for any loss resulting from fraudulent requests.

                                   o Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service. Each registered owner must sign the request.

                                   o AEFC answers phone requests promptly, but you may experience delays when call volume is high. If you are unable to get through, use mail procedure as an alternative.

                                   o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

                                   o Phone privileges may be modified or
                                   discontinued at any time.

                                   Minimum amount
                                   Redemption:    $100

                                   Maximum amount
                                   Redemption: $50,000

Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed. If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

              Three ways to receive payment when you redeem shares

1
---------------------------- --------------------------------------------------
By regular or                o    Mailed to the address on record
express mail                 o    Payable to names listed on the account
                                  NOTE: You will be charged a fee if you request express mail delivery.

2
---------------------------- --------------------------------------------------
By wire                      o    Minimum wire redemption: $1,000
                             o    Request that money be wired to your bank
                             o    Bank account must be in the same ownership as
                                  the IDS fund account NOTE: Pre-authorization required. For instructions, contact your financial advisor or American Express
                                  Shareholder Service.

3
---------------------------- --------------------------------------------------
By scheduled                 o    Minimum payment: $50
payout                            plan o Contact your financial advisor or
                                  American Express Shareholder Service to set up regular payments to you on a monthly, bimonthly, quarterly, semiannual or annual basis
                             o    Purchasing new shares while under a payout
                                  plan may be disadvantageous because of the sales charges

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment                    Sales charge as a
                                    percentage of:*

                                    Public           Net
                                    offering         amount
                                    price            invested

Up to $50,000                       5.0%             5.26%
Next $50,000                        4.5              4.71
Next $400,000                       3.8              3.95
Next $500,000                       2.0              2.04
$1,000,000 or more                  0.0              0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares Your sales charge may be reduced, depending on the totals of:

o    the amount you are investing in this Fund now;

o    the amount of your existing investment in this Fund, if any; and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o IDS Tax-Free Money Fund and Class A shares of IDS Cash Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o Employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Investors who have a business relationship with a newly associated financial advisor who joined AEFA from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with AEFA,
(2) the purchase is made with proceeds of a redemption of shares that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds must be the result of a redemption of an equal or greater value where a sales load was previously assessed.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption. The CDSC will be waived only in the circumstances described for waivers for Class B shares.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):

     - of a product distributed by AEFA in a qualified plan subject to a deferred sales charge or

     - a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from the same class of another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o Purchases made through or under a "wrap fee" product sponsored by AEFA (total amount of all investments must be $50,000); or a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company.

o Purchases made with the proceeds from IDS Life Real Estate Variable Annuity Surrenders.

* Eligibility must be determined in advance by AEFA. To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                          The percentage rate
made during the                             for the CDSC is:

First year                                           5%
Second year                                          4%
Third year                                           4%
Fourth year                                          3%
Fifth year                                           2%
Sixth year                                           1%
Seventh year                                         0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.

Waivers of the contingent deferred sales charge The CDSC on Class B shares will be waived on redemptions of shares:

o    In the event of the shareholder's death,

o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,

o    Held in a trusteed employee benefit plan,

o Held in IRAs or certain qualified plans for which American Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     -   at least 59-1/2 years old, and

     - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by AEFA, or a custodian-to-custodian transfer to a product not distributed by AEFA, the CDSC will not be waived), or

     - redeeming under an approved substantially equal periodic payment arrangement.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Financial Advisors Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:        800-437-3133
Mpls./St. Paul area:       671-3800

TTY Service
For the hearing impaired
800-846-4852

American Express Financial Advisors Easy Access Line
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions 800-862-7919

Distributions and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions The Fund's net investment income from dividends and interest is distributed to you monthly as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized when a security is held for more than one year. The Fund will offset any net realized capital gains by any available capital loss carryovers. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. These long-term capital gains will be subject to differing tax rates depending on the holding period of the underlying investments. Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or

o you direct the Fund to invest your distributions in the same class of another publicly available IDS fund for which you have previously opened an account.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares. Prior to reinvestment, no interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxes

Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from other income earned and capital gain distributions are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on borrowed money used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year). Long-term capital gains will be taxed at rates that vary depending upon the holding period. Long-term capital gains are divided into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months.

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account.

If you do not provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o        a $50 penalty for each failure to supply your correct TIN

o a civil penalty of $500 if you make a false statement that results in no backup withholding

o        criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                                       Use the Social Security or
For this type of account:                              Employer Identification number of:

Individual or joint account                            The individual or individuals listed on the account

Custodian account of a minor (Uniform                  The minor
Gifts/Transfers to Minors Act)

A living trust                                         The grantor-trustee (the person who puts the money
                                                       into the trust)

An irrevocable trust,                                  The legal entity (not the personal representative
pension trust or estate                                or trustee, unless no legal entity is designated in
                                                       the account title)

Sole proprietorship                                    The owner

Partnership                                            The partnership

Corporate                                              The corporation

Association, club or tax-exempt organization           The organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form W-9, "Request for Taxpayer Identification Number and Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

How the Fund is organized

Shares

IDS Tax-Exempt Bond Fund, Inc. currently is composed of two funds, each issuing its own series of capital stock: IDS Intermediate Tax-Exempt Fund and IDS Tax-Exempt Bond Fund. Each fund is owned by its shareholders. Each fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of a fund. Par value is one cent per share. Both full and fractional shares can be issued.

The shares of each fund making up IDS Tax-Exempt Bond Fund, Inc. represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. Board members and officers serve 47 IDS and IDS Life funds and 15 Master Trust portfolios, except for William H.
Dudley, who does not serve the nine IDS Life funds.

Independent board members and officers

Chairman of the board

William R. Pearce*
Chairman of the board, Board Services Corporation (provides administrative services to boards including the boards of the IDS and IDS Life funds and Master Trust portfolios).

H. Brewster Atwater, Jr.
Former chairman and chief executive officer, General Mills, Inc.

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public Policy Research.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Alan K. Simpson
Former United States senator for Wyoming.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Officer

Vice president, general counsel and secretary

Leslie L. Ogg*
President, treasurer and corporate secretary of Board Services Corporation.

Board members and officers associated with AEFC

President

John R. Thomas*
Senior vice president, AEFC.

William H. Dudley*
Senior advisor to the chief executive officer, AEFC.

David R. Hubers*
President and chief executive officer, AEFC.

Officers associated with AEFC

Vice president

Peter J. Anderson*
Senior vice president, AEFC.

Treasurer

Matthew N. Karstetter*
Vice president, AEFC.

Refer to the SAI for the board members' and officers' biographies.
* Interested persons as defined by the Investment Company Act of 1940.

Investment manager

The Fund pays AEFC for managing its assets. Under its Investment Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

Assets                Annual rate
(billions)at each asset level

First    $1.0         0.450%
Next      1.0         0.425
Next      1.0         0.400
Next      3.0         0.375
Over      6.0         0.350

For the fiscal year ended Nov. 30, 1997, the Fund paid, net waivers AEFC a total investment management fee of 0.32% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at an annual rate of 0.04% decreasing in gradual percentages to 0.02% as assets increase.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

         o    Class A      $15.50
         o    Class B      $16.50
         o    Class Y      $15.50

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly-owned subsidiary of AEFC. Financial advisors representing AEFA provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 fee) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B shares and 0.10% for Class Y shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Nov. 30, 1997, were 0.93% of its average daily net assets. Expenses for Class B and Class Y were 1.68% and 0.80%, respectively.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services. Besides managing investments for all funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Nov. 30, 1997 were more than $172 billion.

AEFA serves individuals and businesses through its nationwide network of more than 175 offices and more than 8,600 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly-owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

Appendices

Appendix A

Description of bond ratings

Bond ratings concern the quality of the issuing state or local governmental unit. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Appendix B

1998 federal tax-exempt and taxable equivalent yield calculation

These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $102,300- $155,950 range. Under Adjusted Gross Income, $175,000 is in the $124,500 to $186,800 column. The Taxable Income line and Adjusted Gross Income column meet at 31.93%. This is the rate you'll use in Step 2.

                         Adjusted gross income*

Taxable income**             $0         $124,500        $186,800       Over
                             to             to             to
                         $124,500(1)    $186,800(2)     $309,300(3)  $309,300(2)
Married Filing Jointly
     $0 - $42,350           15.00%
 42,350 - 102,300           28.00         28.84%
102,300 - 155,950           31.00         31.93           33.27%
155,950 - 278,450           36.00         37.08           38.64         37.08%
278,450 +                   39.60                         42.50***      40.79

                         Adjusted gross income*

Taxable income**             $0         $124,500          Over
                             to             to
                         $124,500(1)    $247,000(3)     $247,000(2)
Single
     $0 - $25,350           15.00%
 25,350 -  61,400           28.00
 61,400 - 128,100           31.00         32.60%
128,100 - 278,450           36.00         37.86           37.08%
278,450 +                   39.60                         40.79

*Gross income with certain adjustments before taking itemized deductions and personal exemptions. **Amount subject to federal income tax after itemized deductions or standard deduction and personal exemptions. ***This rate is applicable only in the limited case where your adjusted gross income is less than $309,300 and your taxable income exceeds $278,450. (1)No Phase-out -- Assumes a phase-out of itemized deductions or personal exemptions. (2)Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions. (3)Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2: Determining your federal taxable yield equivalents.

Using 31.93%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.88% yield.

                    For these Tax-Exempt Rates:
                    3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% Marginal Tax
Rates Equal the Taxable Rates shown below:
     15.00%         3.53   4.12   4.71   5.29   5.88   6.47   7.06   7.65
     28.00%         4.17   4.86   5.56   6.25   6.94   7.64   8.33   9.03
     28.84%         4.22   4.92   5.62   6.32   7.03   7.73   8.43   9.13
     31.00%         4.35   5.07   5.80   6.52   7.25   7.97   8.70   9.42
     31.93%         4.41   5.14   5.88   6.61   7.35   8.08   8.81   9.55
     32.60%         4.45   5.19   5.93   6.68   7.42   8.16   8.90   9.64
     33.27%         4.50   5.25   5.99   6.74   7.49   8.24   8.99   9.74
     36.00%         4.69   5.47   6.25   7.03   7.81   8.59   9.38  10.16
     37.08%         4.77   5.56   6.36   7.15   7.95   8.74   9.54  10.33
     37.86%         4.83   5.63   6.44   7.24   8.05   8.85   9.66  10.46
     38.64%         4.89   5.70   6.52   7.33   8.15   8.96   9.78  10.59
     39.60%         4.97   5.79   6.62   7.45   8.28   9.11   9.93  10.76
     40.79%         5.07   5.91   6.76   7.60   8.44   9.29  10.13  10.98
     42.50%         5.22   6.09   6.96   7.83   8.70   9.57  10.43  11.30

Appendix C

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts - An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities - Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities - The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters - Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

Structured products - Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                         IDS TAX-EXEMPT BOND FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                            IDS TAX-EXEMPT BOND FUND

                                  Jan. 29, 1998

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Jan. 29, 1998, and it is to be used with the prospectus dated Jan. 29, 1998, and the Annual Report for the fiscal year ended Nov. 30, 1997.

                                TABLE OF CONTENTS
Goal and Investment Policies.......................................................See Prospectus

Additional Investment Policies..............................................................p.  4

Security Transactions.......................................................................p.  7

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation......................................................p.  9

Performance Information......................................................................p.10

Valuing Fund Shares..........................................................................p.13

Investing in the Fund........................................................................p.14

Redeeming Shares.............................................................................p.18

Pay-out Plans................................................................................p.19

Capital Loss Carryover.......................................................................p.20

Taxes........................................................................................p.20

Agreements...................................................................................p.22

Organizational Information...................................................................p.25

Board Members and Officers...................................................................p.25

Compensation for Fund Board Members..........................................................p.29

Independent Auditors.........................................................................p.30

Financial Statements............................................................See Annual Report

Prospectus...................................................................................p.30

Appendix A:       Description of Bond Ratings and Short-Term
                  Securities and Additional Information on
                  Investment Policies........................................................p.31

Appendix B:       Options and Interest Rate Futures Contracts................................p.36

Appendix C:       Dollar-Cost Averaging......................................................p.42

ADDITIONAL INVESTMENT POLICIES

These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of IDS Tax Exempt Bond Fund, Inc. (the Fund) and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:

`Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine the issuer.

`Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

`Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

`Purchase securities of an issuer if the board members and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

`Lend Fund securities in excess of 30% of its net assets. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral. Such loans are callable at the discretion of the Fund. The Fund has not loaned securities in the past and has no present intention of making such loans. The risks are that the borrower may not provide additional collateral when required or return the securities when due.

Unless changed by the board, the Fund will not:

`Buy on margin or sell short, except that the Fund may enter into interest rate futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.

`Invest more than 5% of its total assets in securities whose issuer or guarantor of principal and interest has been in operation for less than three years.

`Invest in voting securities, securities of investment companies, or exploration or development programs, such as oil, gas or mineral leases.

`Invest more than 5% of its net assets in warrants.

`Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the board, will consider the essential nature of the lease property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligations.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

For daily operations, the Fund may invest its excess cash in short-term tax-exempt securities. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Fund is authorized to make certain taxable investments as described in this SAI.

The Fund may purchase some debt securities on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or start earning interest on them until the contractual settlement date.

When issued securities are subject to market fluctuations and may affect the Fund's total assets the same as owned securities.

The Fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes. It may purchase short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit. The issuing bank or savings and loan generally must have capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent. It also may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Fund at cost plus an agreed-to interest rate within a specified time. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired, and it might subsequently incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The government obligations in which the Fund may invest may either be direct obligations of the Treasury or securities issued or guaranteed by government agencies or instrumentalities, of the obligations issued or guaranteed by agencies or instrumentalities, some are backed by the full faith and credit of the U.S. government and others are backed only by the rights of the issuer to borrow from the U.S. Treasury. There is no guarantee that the U.S. government will provide financial support for such agencies or instrumentalities.

For a description of bond ratings and short-term securities and additional information on investment policies, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Fund's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies, information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the Securities and Exchange Commission (SEC).

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Fund paid total brokerage commissions of $0 for the fiscal year ended Nov. 30, 1997, $40,800 for the fiscal year 1996, and $0 for the fiscal year 1995. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the fiscal year ended Nov. 30, 1997, the Fund held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 19% in the fiscal year ended Nov. 30, 1997, and 62% in fiscal year 1996.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by that Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period

The Fund's annualized yield was 4.18% for Class A, 3.64% for Class B, and 4.49% for Class Y for the 30-day period ended Nov. 28, 1997.

Distribution yield

Distribution yield is calculated according to the following formula:

                                    D   divided by       POP  F equals DY
                                   30                    30

where:         D =  sum of dividends for 30-day period
             POP =  sum of public offering price for 30-day period
               F =  annualizing factor
              DY =  distribution yield

The Fund's distribution yield was 4.83% for Class A, 4.33% for Class B, and 5.15% for Class Y for the 30-day period ended Nov. 28, 1997.

Tax-Equivalent Yield

Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 30, 1997.

             Marginal
            Income Tax        Tax-Equivalent Yield
             Bracket              Distribution                Annualized
             -------              ------------                ----------
Class A
               15.0%                 5.68%                       4.92%
               28.0%                 6.71%                       5.81%
               31.0%                 7.00%                       6.06%
               36.0%                 7.55%                       6.53%
               39.6%                 8.00%                       6.92%
Class B
               15.0%                 5.09%                       4.28%
               28.0%                 6.01%                       5.06%
               31.0%                 6.28%                       5.28%
               36.0%                 6.77%                       5.69%
               39.6%                 7.17%                       6.03%
Class Y
               15.0%                 6.06%                       5.28%
               28.0%                 7.15%                       6.24%
               31.0%                 7.46%                       6.51%
               36.0%                 8.05%                       7.02%
               39.6%                 8.53%                       7.43%

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Dec. 1, 1997, the first business day following the end of the fiscal year, the computation looked like this:

                   Net assets                          Shares
                   before                              outstanding at                      Net asset value
                   shareholder                         the end of                          of one share
                   transactions                        previous day
                   ----------------- ----------------- ----------------- ----------------- -----------------
Class A            $997,950,533      divided by        242,987,712       equals            $4.107
Class B              24,576,365                          5,982,562                          4.108
Class Y                  10,391                              2,530                          4.107

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

`Securities, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.

`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Dec. 1, 1997, was determined by dividing the net asset value of one share, $4.107, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $4.32. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                          Within each increment,
                                          sales charge as a percentage of:
                                          Public                   Net
Amount of Investment                      Offering Price        Amount invested
--------------------                      --------------        ---------------
First      $      50,000                  5.0%                         5.26%
Next              50,000                  4.5                          4.71
Next             400,000                  3.8                          3.95
Next             500,000                  2.0                          2.04
$1,000,000 or more                        0.0                          0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                          On total investment, sales
                                          charge as a percentage of:
                                          Public                Net
                                          Offering Price        Amount Invested
Amount of Investment                                            ranges from:
--------------------                                            ------------
First      $      50,000                  5.00%                        5.26%
Next              50,000 to 100,000       5.00-4.50                    5.26-4.71
Next             100,000 to 500,000       4.50-3.80                    4.71-3.95
Next             500,000 to 999,999       3.80-2.00                    3.95-2.04
$1,000,000 or more                        0.00                         0.00

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often you want to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix C.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

`The SEC, under the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash.

Applications for a systematic investment in a class of any fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in the account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in your account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had total capital loss carryover of $12,085,373 at Nov. 30, 1997, that if not offset by subsequent capital gains will expire in 2002.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

TAXES

If you buy shares in one of the funds and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period. For the fiscal year ended Nov. 30, 1997, 99.86% of the income distribution was designated as exempt from federal income taxes.

Capital gain distributions, if any, received by corporate shareholders, should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year; however, recent tax laws have divided long-term capital gains into two holding periods: 1) shares held more than one year but not more than 18 months and 2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

The Fund may purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable income when it is distributed to you.

If you are a "substantial user" (or related person) of facilities financed by industrial development bonds, you should consult your tax advisor before investing. The income from such bonds may not be tax-exempt for you.

Interest on private activity bonds, generally issued after August 1986, is a preference item for purposes of the individual and corporate alternative minimum taxes. "Private-activity" (non-governmental purpose) municipal bonds include industrial revenue bonds, student-loan bonds, and multi- and single-family housing bonds. An exception is made for private-activity bonds issued for qualified -501(c)(3)-organizations, including non-profit colleges, universities and hospitals. These bonds will continue to be tax-exempt and will not be subject to the alternative minimum tax for individuals.

State law determines whether interest income on a particular municipal bond is tax-exempt for state tax purposes. It also determines the tax treatment of those bonds when earned by a mutual fund and paid to the Fund's shareholders. The Fund will tell you the percentage of interest income from municipal bonds it received during the year on a state-by-state basis. Your tax advisor should help you report this income for state tax purposes.

Under federal tax law and an election made by the Fund under federal tax rules, by the end of a calendar year the fund must declare and pay dividends representing 98% of ordinary income through Dec. 31 and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor for more complete information as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets                      Annual rate at
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.450%
Next         1.0                  0.425
Next         1.0                  0.400
Next         3.0                  0.375
Over         6.0                  0.350

On Nov. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.45% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the total amount paid was $4,632,571 for the fiscal year ended Nov. 30, 1997, $4,982,303 for fiscal year 1996, and $5,295,694 for fiscal year 1995.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $92,050 for the fiscal year ended Nov. 30, 1997, $293,009 for fiscal year 1996, and $354,237 for fiscal year 1995.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.040%
Next         1.0                  0.035
Next         1.0                  0.030
Next         3.0                  0.025
Over         6.0                  0.020

On Nov. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.04% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $427,708 for the fiscal year ended Nov. 30, 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $457,477 for the fiscal year ended Nov. 30, 1997.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $909,275 for the fiscal year ended Nov. 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $174,267. The amounts were $1,170,530 and $239,437 for fiscal year 1996, and $1,579,003 and $244,852 for fiscal year 1995.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Nov. 30, 1997, under the agreement, the Fund paid fees of $161,253.

Custodian Agreement

The Fund's securities and cash are held by First Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $7,541,098 for the fiscal year ended Nov. 30, 1997.

ORGANIZATIONAL INFORMATION

The Fund is a diversified, open-end management investment company, as defined in the 1940 Act. Originally incorporated on Sept. 30, 1976 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards.) All shares have cumulative voting rights with respect to the election of board members.

H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN

Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Senior advisor to the chief executive officer of AEFC.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.

William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).

Edson W. Spencer+

Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
 Born in 1942
IDS Tower 10
Minneapolis, MN

Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice president of Investment Accounting for AEFC since 1996. Prior to joining AEFC, he served as vice president of State Street Bank's mutual fund service operation from 1991 to 1996. Treasurer for the Fund.

COMPENSATION FOR FUND BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or AEFC receive an annual fee of $800 and the Chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $8. Expenses for attending meetings are reimbursed.

During the fiscal year ended Nov. 30, 1997, the independent members of the board, for attending up to 30 meetings, received the following compensation:

                               Compensation Table

                                                                                       Total cash
                                                                                       compensation from
                       Aggregate           Pension or                                  the IDS MUTUAL FUND
                       compensations       Retirement benefits   Estimated annual      GROUP and Preferred
Board member           from the Fund       accrued as Fund       benefit upon          Master Trust Group
                                           expenses              retirement
---------------------- ------------------- --------------------- --------------------- ---------------------
 H. Brewster Atwater, Jr.    $1,658                 $0                    $0                 $100,900
Lynne V. Cheney               1,556                  0                     0                   95,200
Robert F. Froehlke            1,683                  0                     0                  102,700
   (Retired 11/13/97)
Heinz F. Hutter               1,708                  0                     0                  103,800
Anne P. Jones                 1,713                  0                     0                  104,500
Melvin R. Laird               1,481                  0                     0                   90,500
   (Retired 10/9/97)
Alan K. Simpson               1,356                  0                     0                   83,000
   (part of year)
Edson W. Spencer              2,144                  0                     0                  129,800
Wheelock Whitney              1,808                  0                     0                  109,900
C. Angus Wurtele              1,758                  0                     0                  106,700

On Nov. 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended Nov. 30, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Nov. 30, 1997, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Tax-Exempt Bond Fund, dated Jan. 29, 1998, is hereby incorporated in this SAI by reference.

APPENDIX A

DESCRIPTION OF BOND RATINGS AND SHORT-TERM SECURITIES AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's ratings may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC- rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each nonrated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

Definitions of Zero-Coupon and Pay-In-Kind Securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

Short-term Tax-exempt Securities

A portion of the Fund's assets are in cash and short-term securities for day-to-day operating purposes. The investments will usually be in short-term municipal bonds and notes. These include:

(1) Tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes on a future date.

(2) Bond anticipation notes sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future.

(3) Revenue anticipation notes issued in anticipation of revenues from sources other than taxes, such as federal revenues available under the Federal Revenue Sharing Program.

(4) Tax and revenue anticipation notes issued in anticipation of revenues from taxes and other sources of revenue, except bond placements.

(5) Construction loan notes insured by the Federal Housing Administration which remain outstanding until permanent financing by the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA) at the end of the project construction period.

(6) Tax-exempt commercial paper with a stated maturity of 365 days or less issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

(7) Project notes issued by local housing authorities to finance urban renewal and public housing projects. These notes are guaranteed by the full faith and credit of the U.S. government.

(8) Variable rate demand notes, on which the yield is adjusted at periodic intervals not exceeding 31 days and on which the principal may be repaid after not more than seven days' notice, are considered short-term regardless of the stated maturity.

Short-term Taxable Securities and Repurchase Agreements

Depending on market conditions, a portion of the Fund's investments may be invested in short-term taxable securities. These include:

(1) Obligations of the U.S. government, its agencies and instrumentalities resulting principally from lending programs of the U.S. government;

(2) U.S. Treasury bills with maturities up to one year. The difference between the purchase price and the maturity value or resale price is the interest income to the Fund;

(3) Certificates of deposit or receipts with fixed interest rates issued by banks in exchange for deposit of funds;

(4) Bankers' acceptances arising from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions;

(5) Letters of credit which are short-term notes issued in bearer form with a bank letter of credit obligating the bank to pay the bearer the amount of the note;

(6) Commercial paper rated in the two highest grades by Standard & Poor's or Moody's. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. These ratings reflect a review of management, economic evaluation of the industry competition, liquidity, long-term debt and ten-year earnings trends:

Standard & Poor's rating A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

Standard & Poor's rating A-2 indicates that capacity for timely payment on issues with this designation is strong.

Moody's rating Prime-1 (P-1) indicates a superior capacity for repayment of short-term promissory obligations.

Moody's rating Prime-2 (P-2) indicates a strong capacity for repayment of short-term promissory obligations.

(7) Repurchase agreements involving acquisition of securities by the Fund with a concurrent agreement by the seller, usually a bank or securities dealer, to reacquire the securities at cost plus interest within a specified time. From this investment, the Fund receives a fixed rate of return that is insulated from market rate changes while it holds the security.

APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment. The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

`All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.

If a covered call option is exercised, the security is sold by the Fund. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange (CBOE) or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Fund's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Fund would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Fund owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Fund's earnings. Even if short-term rates were not higher, the Fund would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Fund would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities.

If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Fund could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Fund's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Fund might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Fund's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Fund would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract . If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

----------------------- --------------------------- ----------------------------
Regular                        Market Price                         Shares
Investment                      of a Share                         Acquired
----------------------- --------------------------- ----------------------------
     $100                         $6.00                               16.7
      100                          4.00                               25.0
      100                          4.00                               25.0
      100                          6.00                               16.7
      100                          5.00                               20.0
     ----                        ------                              -----
     $500                        $25.00                              103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

                         IDS TAX-EXEMPT BOND FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        IDS INTERMEDIATE TAX-EXEMPT FUND

                                  Jan. 29, 1998


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Jan. 29, 1998, and it is to be used with the prospectus dated Jan. 29, 1998, and the Annual Report for the fiscal year ended Nov. 30, 1997.

                                TABLE OF CONTENTS

Goal and Investment Policies......................................See Prospectus

Additional Investment Policies..............................................p. 4

Security Transactions.......................................................p. 6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation......................................p. 8

Performance Information.....................................................p. 9

Valuing Fund Shares.........................................................p.12

Investing in the Fund.......................................................p.13

Redeeming Shares............................................................p.17

Pay-out Plans...............................................................p.18

Capital Loss Carryover......................................................p.19

Taxes.......................................................................p.19

Agreements..................................................................p.20


Organizational Information..................................................p.23


Board Members and Officers..................................................p.24

Compensation for Fund Board Members.........................................p.27


Principal Holders of Securities.............................................p.28


Independent Auditors........................................................p.28


Financial Statements...........................................See Annual Report


Prospectus..................................................................p.28


Appendices

Appendix A:       Description of Short Term Securities and Additional
                  Information on Investment Policies........................p.29

Appendix B:       Options and Interest Rate Futures Contracts...............p.31

Appendix C:       Dollar-Cost Averaging.....................................p.36

ADDITIONAL INVESTMENT POLICIES


These are investment policies in addition to those presented in the prospectus. The policies below are fundamental policies of IDS Intermediate Tax-Exempt Fund, (the Fund) and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:


`Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

`Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

`Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.


`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

`Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this policy, the terms of a municipal security determine which entity is considered the issuer.

`Lend Fund securities in excess of 30% of its net assets. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral. Such loans are callable at the discretion of the Fund. The Fund has not loaned securities in the past and has no present intention of making such loans. The risks are that the borrower may not provide additional collateral when required or return the securities when due.

Unless changed by the board, the Fund will not:


`Buy on margin or sell short, except that the Fund may enter into interest rate futures contracts.

`Pledge or mortgage its assets beyond 15% of total assets. If the Fund were ever to do so, valuation of the pledged or mortgaged assets would be based on market values. For purposes of this policy, collateral arrangements for margin deposits on a futures contract are not deemed to be a pledge of assets.


`Invest more than 5% of its total assets in securities whose issuer or guarantor of principal and interest has been in operation for less than three years.

`Invest in voting securities, securities of investment companies, or exploration or development programs, such as oil, gas or mineral leases.

`Purchase securities of an issuer if the board members and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.


`Invest more than 5% of its net assets in warrants.


`Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. In determining the liquidity of municipal lease obligations, the investment manager, under guidelines established by the board, will consider the essential nature of the lease property, the likelihood that the municipality will continue appropriating funding for the leased property, and other relevant factors related to the general credit quality of the municipality and the marketability of the municipal lease obligations.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

For daily operations, the Fund may invest its excess cash in short-term tax-exempt securities. Under extraordinary conditions where, in the opinion of the investment manager, appropriate short-term tax-exempt securities are not available, the Fund is authorized to make certain taxable investments as described in this SAI.

The Fund may purchase some debt securities on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or start earning interest on them until the contractual settlement date. When-issued securities are subject to market fluctuations and may affect the Fund's total assets the same as owned securities.

The Fund may invest up to 20% of its net assets in certain taxable investments for temporary defensive purposes. It may purchase short-term U.S. and Canadian government securities. It may invest in bank obligations including negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit. The issuing bank or savings and loan generally must have capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Corporation (S&P) or the equivalent. It also may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. Repurchase agreements involve investments in debt securities where the seller (broker-dealer or bank) agrees to repurchase the securities from the Fund at cost plus an agreed-to interest rate within a specified time. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired, and it might subsequently incur a loss if the value of the security declines or if the other party to a repurchase agreement defaults on its obligation.

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.


For a description of short-term securities and additional information on investment policies, see Appendix A. For a discussion on options and interest rate futures contracts, see Appendix B.


SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Fund's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.


On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds and trusts in the IDS MUTUAL FUND GROUP for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.


When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.


All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.


The Fund paid total brokerage commissions of $0 for the fiscal year ended Nov. 30, 1997, and $0 for the fiscal period Nov. 30, 1996. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund except for the affiliates as noted below.

As of the fiscal year ended Nov. 30, 1997, the Fund held no securities of its regular brokers or dealers or of the parents of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.


The portfolio turnover rate was 24% in the fiscal year ended Nov. 30, 1997. Higher turnover rates may result in higher brokerage expenses.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by that Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.


No brokerage commissions were paid to brokers affiliated with AEFC for the two most recent fiscal periods.


PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

where:         P =  a hypothetical initial payment of $1,000
               T =  average annual total return
               n =  number of years
             ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                        P

where:         P =  a hypothetical initial payment of $1,000
             ERV    = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period
                    (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                            Yield = 2[(a-b + 1)6 - 1]
                                       cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d = the maximum offering price per share on the last day of the period


The Fund's annualized yield was 3.23% for Class A, 2.64% for Class B, and 3.46% for Class Y for the 30-day period ended Nov. 28, 1997.

Distribution yield

Distribution yield is calculated according to the following formula:

                                    D   divided by       POP  F equals DY
                                   30                    30

where:         D =  sum of dividends for 30-day period
             POP =  sum of public offering price for 30-day period
               F =  annualizing factor
              DY =  distribution yield


The Fund's distribution yield was 3.41% for Class A, 2.84% for Class B, and 3.70% for Class Y for the 30-day period ended Nov. 28, 1997.


Tax-Equivalent Yield


Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended Nov. 28, 1997.

             Marginal
            Income Tax      Tax-Equivalent Yield
             Bracket           Distribution                         Annualized
Class A
              15.0%                4.01%                              3.80%
              28.0%                4.74%                              4.49%
              31.0%                4.94%                              4.68%
              36.0%                5.33%                              5.05%
              39.6%                5.65%                              5.35%

Class B
              15.0%                3.34%                              3.11%
              28.0%                3.94%                              3.67%
              31.0%                4.12%                              3.83%
              36.0%                4.44%                              4.13%
              39.6%                5.65%                              5.35%

Class Y
              15.0%                4.35%                              4.07%
              28.0%                5.14%                              4.81%
              31.0%                5.36%                              5.01%
              36.0%                5.78%                              5.41%
              39.6%                6.13%                              5.73%


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business

Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

VALUING FUND SHARES


The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Dec. 1, 1997, the first business day following the end of the fiscal year, the computation looked like this:

                   Net assets                          Shares
                   before                              outstanding at                      Net asset value
                   shareholder                         the end of                          of one share
                   transactions                        previous day
                   ----------------- ----------------- ----------------- ----------------- -----------------
Class A            $17,032,314          divided by        3,348,204           equals       $ 5.087
Class B              5,555,946                            1,092,400                          5.086
Class Y                  1,053                                  207                          5.087

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):


`Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

`Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

`Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

`Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

`Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

`Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.


`Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.


`Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


INVESTING IN THE FUND

Sales Charge


Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted. The public offering price is the net asset value of one share adjusted for the sales charge for Class A. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Dec. 1, 1997, was determined by dividing the net asset value of one share, $5.087, by 0.95 (1.00-0.05 for a maximum 5% sales charge) for a public offering price of $5.35. The sales charge is paid to American Express Financial Advisors Inc. (AEFA) by the person buying the shares.

Class A - Calculation of the Sales Charge


Sales charges are determined as follows:
                                         Within each
                                         increment, sales charge
                                         as a percentage of:
                                         Public                  Net
Amount of Investment                     Offering Price         Amount invested
--------------------                     --------------         ---------------
First           $ 50,000                  5.0%                       5.26%
Next              50,000                  4.5                        4.71
Next             400,000                  3.8                        3.95
Next             500,000                  2.0                        2.04
$1,000,000 or more                        0.00                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.


The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.
                                                  On total investment,
                                                   sales charge as a
                                                     percentage of:
                                          Public                 Net
                                          Offering Price         Amount Invested
Amount of Investment                                   ranges from:
--------------------                                   ------------
First           $ 50,000                  5.00%                        5.26%
Next              50,000 to 100,000       5.00-4.50                    5.26-4.71
Next             100,000 to 500,000       4.50-3.80                    4.71-3.95
Next             500,000 to 999,999       3.80-2.00                    3.95-2.04
$1,000,000 or more                        0.00                         0.00

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests. For instance, if our spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often you want to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix C.

Automatic Directed Dividends


Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another fund in the IDS MUTUAL FUND GROUP but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:


Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.


The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.


REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

`The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

`Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or


`The SEC, under the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), declares a period of emergency to exist.


Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.


The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS


You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash.

Applications for a systematic investment in a class of any fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please write American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, or call American Express Financial Advisors Telephone Transaction Service at 800-437-3133 (National/Minnesota) or 612-671-3800 (Mpls./St. Paul). Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in the account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.
Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in your account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER


For federal income tax purposes, the Fund had total capital loss carryovers of $39,411 at Nov. 30, 1997, that if not offset by subsequent capital gains will expire in 2005.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


TAXES


If you buy shares in one of the funds and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period. For the fiscal year ended Nov. 30, 1997, 100% of the income distribution was designated as exempt from federal income taxes.

Capital gain distributions, if any, received by corporate shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Capital gain distributions, if any, received by individuals should be treated as long-term if held for more than one year however, recent tax laws have divided long-term capital gains into two holding periods: (1) shares held more than one year but not more than 18 months and (2) shares held more than 18 months. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

The Fund may purchase tax-exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable income when it is distributed to you.

If you are a "substantial user" (or related person) of facilities financed by industrial development bonds, you should consult your tax advisor before investing. The income from such bonds may not be tax-exempt for you.

Interest on private activity bonds generally issued after August 1986 is a preference item for purposes of the individual and corporate alternative minimum taxes. "Private-activity" (non-governmental purpose) municipal bonds include industrial revenue bonds, student-loan bonds and multi- and single-family housing bonds. An exception is made for private-activity bonds issued for qualified--501(c)(3)--organizations, including non-profit colleges, universities and hospitals. These bonds will continue to be tax-exempt and will not be subject to the alternative minimum tax for individuals. To the extent a fund earns income subject to the alternative minimum tax, it will flow through to that fund's shareholders and may subject some shareholders, depending on their tax status, to the alternative minimum tax. The Fund reports the percentage of its income earned from these bonds to shareholders with their other tax information.


State law determines whether interest income on a particular municipal bond is tax-exempt for state tax purposes. It also determines the tax treatment of those bonds when earned by a mutual fund and paid to the Fund's shareholders. The Fund will tell you the percentage of interest income from municipal bonds it received during the year on a state-by-state basis. Your tax advisor should help you report this income for state tax purposes.

Under federal tax law and an election made by the Fund under federal tax rules, by the end of a calendar year the fund must declare and pay dividends representing 98% of ordinary income through Dec. 31 and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Nov. 30 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor for more complete information as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets                      Annual rate at
(billions)                  each asset level

First       $1.0                  0.450%
Next         1.0                  0.425
Next         1.0                  0.400
Next         3.0                  0.375
Over         6.0                  0.350


On Nov. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.32% on an annual basis. Absent fee waivers, the management fee would be 0.45%. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

The management fee is paid monthly. Under the agreement, the net amount paid, absent fee waivers was $102 for fiscal period ended Nov. 30 1996, and $55,472 for the fiscal year ended Nov. 30, 1997.

Under the current Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; Fund office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $85 for fiscal period ended Nov. 30, 1996, and $47,587 for the fiscal year ended Nov. 30, 1997.


Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                      Annual rate
(billions)                  each asset level
---------                   ----------------
First       $1.0                  0.040%
Next         1.0                  0.035
Next         1.0                  0.030
Next         3.0                  0.025
Over         6.0                  0.020

On Nov. 30, 1997, the daily rate applied to the Fund's net assets was equal to 0.04% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $11,962 for the fiscal year ended Nov. 30, 1997.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AECSC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $10,271 for the fiscal year ended Nov. 30, 1997.

Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to AEFA daily. These charges amounted to $457,446 for the fiscal year ended Nov. 30, 1997. After paying commissions to personal financial advisors, and other expenses, the amount retained was $(24,309). The amounts were $0 and $0 for fiscal period ended Nov. 30, 1996.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of average daily net assets for Class A and Class B and 0.10% for Class Y.

Plan and Agreement of Distribution

For Class B shares, to help AEFA defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and AEFA entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, AEFA is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by AEFA. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Nov. 30, 1997, under the agreement, the Fund paid fees of $32,642.

Custodian Agreement

The Fund's securities and cash are held by First Bank National Association, 180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Total fees and expenses

The Fund paid total fees and nonadvisory expenses, net of earnings credits, of $188,173 for the fiscal year ended Nov. 30, 1997.

ORGANIZATIONAL INFORMATION

IDS Tax-Exempt Bond Fund, Inc. of which IDS Intermediate Tax-Exempt Fund is a part, is an open-end management investment company, as defined in the 1940 Act. Originally incorporated on Sept. 30, 1976 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

BOARD MEMBERS AND OFFICERS


The following is a list of the Fund's board members. They serve 15 Master Trust portfolios and 47 IDS and IDS Life funds (except for William H. Dudley, who does not serve on the nine IDS Life fund boards). All shares have cumulative voting rights with respect to the election of board members.


H. Brewster Atwater, Jr.
Born in 1931
4900 IDS Tower
Minneapolis, MN


Former chairman and chief executive officer, General Mills, Inc. Director, Merck & Co., Inc. and Darden Restaurants, Inc.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc., Lockheed-Martin, Union Pacific Resources and FPL Group, Inc. (holding company for Florida Power and Light).

William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN


Senior advisor to the chief executive officer of AEFC.


David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN


President and chief executive officer of AEFC since August 1993, and director of AEFC. Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN


Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney  and  telecommunications   consultant.  Former  partner,  law  firm  of
Sutherland,  Asbill & Brennan.  Director,  Motorola, Inc. and C-Cor Electronics,
Inc.


William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

Chairman of the board, Board Services Corporation (provides administrative services to boards). Director, trustee and officer of registered investment companies whose boards are served by the company. Former vice chairman of the board, Cargill, Incorporated (commodity merchants and processors).

Alan K. Simpson'
Born in 1931
1201 Sunshine Ave.
Cody, WY

Former three-term United States Senator for Wyoming. Former Assistant Republican Leader, U.S. Senate. Director, PacifiCorp (electric power).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president of AEFC.


Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The Valspar Corporation (paints). Director, Bemis Corporation (packaging), Donaldson Company (air cleaners & mufflers) and General Mills, Inc.
(consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund. **Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.


The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established. In addition to Mr. Pearce, who is chairman of the board and Mr. Thomas, who is president, the Fund's other officers are:


Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN


President, treasurer and corporate secretary of Board Services Corporation. Vice president, general counsel and secretary for the Fund.
Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN


Director and senior vice president-investments of AEFC. Vice president-investments for the Fund.

Matthew N. Karstetter
Born in 1961
IDS Tower 10
Minneapolis, MN

Vice President of Investment Accounting for the Advisor since 1996. Prior to joining the Advisor he serves as vice president of State Street Banks mutual fund service operation from 1991-1996. Treasurer of the Fund.

COMPENSATION FOR FUND BOARD MEMBERS

Members of the Fund board who are not officers of the Fund or AEFC receive an annual fee of $100 and the chair of the Contracts Committee receives an additional fee of $86. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investments Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $1. Expenses for attending meetings are reimbursed.

The Fund pays no fees or expenses to board members until the assets of the Fund reach $20 million.

During the fiscal year period ended Nov. 30, 1997, the independent members of the board, for attending up to 30 meetings, received the following compensation:

                               Compensation Table

                                                                                        Total cash
                                                                                        compensation from
                       Aggregate             Pension or                                 the IDS MUTUAL
                       compensations from    Retirement           Estimated annual      FUND GROUP and
Board member           the Fund              benefits accrued     benefit upon          Preferred Master
                                             as Fund expenses     retirement            Trust Group
---------------------- --------------------- -------------------- --------------------- --------------------
H. Brewster Atwater,        $509                $0                    $0                     $100,900
Jr.
Lynne V. Cheney              465                 0                     0                       95,200
Robert F. Froehlke           634                 0                     0                      102,700
Heinz F. Hutter              509                 0                     0                      103,800
Anne P. Jones                516                 0                     0                      104,500
Melvin R. Laird              431                 0                     0                       90,500
Alan K. Simpson              339                 0                     0                       83,000
   (part of year)
Edson W. Spencer             784                 0                     0                      129,800
Wheelock Whitney             634                 0                     0                      109,900
C. Angus Wurtele             484                 0                     0                      106,700

On Nov. 30, 1997, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

PRINCIPAL HOLDERS OF SECURITIES

As of Nov. 28, 1997, Peter R. Wechsler held 8.82 % of Fund shares. Additional information on principal holders of securities may be obtained by writing to American Express Shareholder Services, P.O. Box 534, Minneapolis, MN 55440-0534.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended Nov. 30, 1997 were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report to shareholders for the fiscal year ended Nov. 30, 1997, pursuant to Section 30(d) of the 1940 Act, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Intermediate Tax-Exempt Fund, dated Jan. 29, 1998, is hereby incorporated in this SAI by reference.

APPENDICES

APPENDIX A

DESCRIPTION OF SHORT-TERM SECURITIES AND ADDITIONAL INFORMATION ON INVESTMENT POLICIES


Short-term Tax-exempt Securities

A portion of the Fund's assets are in cash and short-term securities for day-to-day operating purposes. The investments will usually be in short-term municipal bonds and notes. These include:

(1) Tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes on a future date.

(2) Bond anticipation notes sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future.

(3) Revenue anticipation notes issued in anticipation of revenues from sources other than taxes, such as federal revenues available under the Federal Revenue Sharing Program.

(4) Tax and revenue anticipation notes issued in anticipation of revenues from taxes and other sources of revenue, except bond placements.

(5) Construction loan notes insured by the Federal Housing Administration which remain outstanding until permanent financing by the Federal National Mortgage Association (FNMA) or the Government National Mortgage Association (GNMA) at the end of the project construction period.

(6) Tax-exempt commercial paper with a stated maturity of 365 days or less issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

(7) Project notes issued by local housing authorities to finance urban renewal and public housing projects. These notes are guaranteed by the full faith and credit of the U.S. government.

(8) Variable rate demand notes, on which the yield is adjusted at periodic intervals not exceeding 31 days and on which the principal may be repaid after not more than seven days' notice, are considered short-term regardless of the stated maturity.

Short-term Taxable Securities and Repurchase Agreements


Depending on market conditions, a portion of the Fund's investments may be in short-term taxable securities. These include:


(1) Obligations of the U.S. government, its agencies and instrumentalities resulting principally from lending programs of the U.S. government;

(2) U.S. Treasury bills with maturities up to one year. The difference between the purchase price and the maturity value or resale price is the interest income to the Fund;

(3) Certificates of deposit or receipts with fixed interest rates issued by banks in exchange for deposit of funds;


(4) Bankers' acceptances arising from short-term credit arrangements designed to enable business to obtain funds to finance commercial transactions;


(5) Letters of credit which are short-term notes issued in bearer form with a bank letter of credit obligating the bank to pay the bearer the amount of the note;


(6) Commercial paper rated in the two highest grades by Standard & Poor's or Moody's. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. These ratings reflect a review of management, economic evaluation of the industry competition, liquidity, long-term debt and ten-year earning trends;


Standard & Poor's rating A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

Standard & Poor's rating A-2 indicates that capacity for timely payment on issues with this designation is strong.

Moody's rating Prime-1 (P-1) indicates a superior capacity for repayment of short-term promissory obligations.

Moody's rating Prime-2 (P-2) indicates a strong capacity for repayment of short-term promissory obligations.

(7) Repurchase agreements involving acquisition of securities by the Fund with a concurrent agreement by the seller, usually a bank or securities dealer, to reacquire the securities at cost plus interest within a specified time. From this investment, the Fund receives a fixed rate of return that is insulated from market rate changes while it holds the security.

APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment. The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

`Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

`All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.


Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.


If a covered call option is exercised, the security is sold by the Fund. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange (CBOE) or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Fund's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Fund would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Fund owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Fund's earnings. Even if short-term rates were not higher, the Fund would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly. Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Fund would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities.

If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Fund could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Fund's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Fund might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Fund's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Fund would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.


Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract . If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.


Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

APPENDIX C

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.


While this technique does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing on a regular basis through changing market conditions, including times when the price of their shares falls or the market declines, to accumulate shares in a fund to meet long-term goals.


Dollar-cost averaging

---------------------------- --------------------------- -----------------------
Regular                             Market Price                         Shares
Investment                           of a Share                         Acquired
---------------------------- --------------------------- -----------------------
     $100                              $6.00                               16.7
      100                               4.00                               25.0
      100                               4.00                               25.0
      100                               6.00                               16.7
      100                               5.00                               20.0
     ----                           --------                             ------
     $500                             $25.00                              103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

      Independent auditors' report

      The board and shareholders
      IDS Tax-Exempt Bond Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Intermediate Tax-Exempt Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) as of
      November 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year ended November 30, 1997, and for the period from November 13, 1996 (commencement of operations) to November 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Intermediate Tax-Exempt Fund at November 30, 1997, and the results of its operations, changes in its net assets, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      January 2, 1998


(This annual report is not part of the prospectus.)


      Financial statements

      Statement of assets and liabilities
      IDS Intermediate Tax-Exempt Fund
      Nov. 30, 1997


                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $22,266,182)                                                                $22,511,911
 Cash in bank on demand deposit                                                                         13,365
 Accrued interest receivable                                                                           314,055
                                                                                                       -------
 Total assets                                                                                       22,839,331
                                                                                                    ----------

                                  Liabilities

 Dividends payable                                                                                       7,063
 Payable for investment securities purchased                                                           202,744
 Accrued investment management services fee                                                                558
 Accrued distribution fee                                                                                  229
 Accrued service fee                                                                                       217
 Accrued transfer agency fee                                                                             1,804
 Accrued administrative services fee                                                                        50
 Other accrued expenses                                                                                 37,965
                                                                                                        ------
 Total liabilities                                                                                     250,630
                                                                                                       -------
 Net assets applicable to outstanding capital stock                                                $22,588,701
                                                                                                   ===========

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                        $    44,408
 Additional paid-in capital                                                                         22,337,109
 Excess of distributions over net investment income                                                         (2)
 Accumulated net realized gain (loss) (Note 5)                                                         (38,543)
 Unrealized appreciation (depreciation) on investments                                                 245,729
                                                                                                       -------
 Total-- representing net assets applicable to outstanding capital stock                           $22,588,701
                                                                                                   ===========
 Net assets applicable to outstanding shares:             Class A                                  $17,031,483
                                                          Class B                                  $ 5,556,164
                                                          Class Y                                  $     1,054
 Net asset value per share of outstanding capital stock:  Class A shares       3,348,204           $      5.09
                                                          Class B shares       1,092,400           $      5.09
                                                          Class Y shares             207           $      5.09

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)


      Statement of operations
      IDS Intermediate Tax-Exempt Fund
      Year ended Nov. 30, 1997


                                  Investment income

 Income:
 Interest                                                                                             $779,028
                                                                                                      --------
 Total income                                                                                          779,028
                                                                                                       -------
 Expenses (Note 2):
 Investment management services fee                                                                     77,792
 Distribution fee -- Class B                                                                            32,642
 Transfer agency fee                                                                                    10,077
 Incremental transfer agency fee-- Class B                                                                 194
 Service fee
      Class A                                                                                           22,623
      Class B                                                                                            7,616
 Administrative services fees and expenses                                                              11,962
 Compensation of board members                                                                           5,308
 Compensation of officers                                                                                   64
 Custodian fees                                                                                          7,846
 Postage                                                                                                 1,727
 Registration fees                                                                                      96,234
 Reports to shareholders                                                                                   497
 Audit fees                                                                                             12,000
 Other                                                                                                   1,500
                                                                                                         -----
 Total expenses                                                                                        288,082
      Less expenses voluntarily reimbursed by AEFC (Note 2)                                            (95,207)
                                                                                                       -------
                                                                                                       192,875
      Earnings credits on cash balances (Note 2)                                                        (4,702)
                                                                                                        ------
 Total net expenses                                                                                    188,173
                                                                                                       -------
 Investment income (loss)-- net                                                                        590,855
                                                                                                       -------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on security transactions (Note 3)                                            (38,543)
 Net change in unrealized appreciation (depreciation) on investments                                   239,163
                                                                                                       -------
 Net gain (loss) on investments                                                                        200,620
                                                                                                       -------
 Net increase (decrease) in net assets resulting from operations                                      $791,475
                                                                                                      ========

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)


      Financial statements

      Statements of changes in net assets
      IDS Intermediate Tax-Exempt Fund


                                  Operations and distributions

                                                                                           For the period from
                                                                            Nov. 30,1997      Nov. 13,1996* to
                                                                              Year ended          Nov. 30,1996

 Investment income (loss)-- net                                            $     590,855        $          936
 Net realized gain (loss) on security transactions                               (38,543)                   --
 Net change in unrealized appreciation (depreciation) on investments             239,163                 6,566
                                                                                 -------                 -----
 Net increase (decrease) in net assets resulting from operations                 791,475                 7,502
                                                                                 -------                 -----
 Distributions to shareholders from:
      Net investment income
          Class A                                                               (465,805)                 (787)
          Class B                                                               (125,014)                 (148)
          Class Y                                                                    (38)                   (1)
                                                                                     ---                    --
 Total distributions                                                            (590,857)                 (936)
                                                                                --------                  ----

                                  Capital share transactions (Note 4)

 Proceeds from sales
      Class A shares (Note 2)                                                 29,600,212             1,554,812
      Class B shares                                                           8,114,669               450,691
 Reinvestment of distributions at net asset value
      Class A shares                                                             401,413                   474
      Class B shares                                                             115,617                   103
      Class Y shares                                                                  38                     1
 Payments for redemptions
      Class A shares                                                         (14,648,786)              (16,159)
      Class B shares (Note 2)                                                 (3,194,018)                 (550)
                                                                              ----------                  ----
 Increase (decrease) in net assets from capital share transactions            20,389,145             1,989,372
                                                                              ----------             ---------
 Total increase (decrease) in net assets                                      20,589,763             1,995,938
 Net assets at beginning of period                                             1,998,938                 3,000
                                                                               ---------                 -----
 Net assets at end of period                                                 $22,588,701            $1,998,938
                                                                             ===========            ==========

*Commencement of operations
See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)

      Notes to financial statements

      IDS Intermediate Tax-Exempt Fund

  1

Summary of
significant
accounting policies

      IDS Intermediate Tax-Exempt Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Tax-Exempt Bond Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. On Nov. 12, 1996, American Express Financial Corporation (AEFC) invested $3,000 in the Fund which represented 200 shares for Class A, Class B and Class Y, respectively.

      The Fund invests primarily in investment-grade bonds and other debt securities issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

      At Nov. 30, 1997, AEFC owned 207 Class Y shares.

  2

Expenses and
sales charges

      The Fund entered into agreements with AEFC for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

     oClass A $15.50
     oClass B $16.50
     oClass Y $15.50

      The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $453,256 for Class A and $4,190 for Class B for the year ended Nov. 30, 1997.

      AEFC agreed to waive certain fees and to absorb certain other of the Fund's expenses. Under this agreement, the Fund's total expenses, net of earnings credits, could not exceed 0.90% for Class A, 1.66% for Class B and 0.83% for Class Y of the Fund's average daily net assets.

      During the year ended Nov. 30, 1997 the Fund's custodian and transfer agency fees were reduced by $4,702 as a result of earning credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases of securities and proceeds from sales (other than short-term obligations) aggregated $21,130,209 and $3,436,768 respectively for the year ended Nov. 30, 1997. Realized gains and losses are determined on an identified cost basis.

  4

Capital share
transactions

      Transactions in shares of capital stock for the periods indicated are as follows:

                                           Year ended Nov. 30, 1997

                                        Class A       Class B     Class Y

      Sold                            5,874,257     1,612,479          --
      Issued for reinvested              79,549        22,888           7
        distributions
      Redeemed                       (2,911,999)     (632,712)         --
                                     ----------      --------         ----

      Net increase (decrease)         3,041,807     1,002,655           7

                                           Period ended Nov. 30, 1996*

                                        Class A       Class B     Class Y

      Sold                              309,309        89,635          --
      Issued for reinvested                  94            20          --
        distributions
      Redeemed                           (3,206)         (110)         --
                                         ------          ----         ----

      Net increase (decrease)           306,197        89,545          --

    * Inception date was Nov. 13, 1996.


  5

Capital loss
carryover

      For federal income tax purposes, the Fund had a capital loss carryover of $39,411 at Nov. 30, 1997, that if not offset by subsequent capital gains, will expire in 2005. It is unlikely the board will authorize a distribution of any net realized gain for the Fund until its captial loss carryover has been offset or expires.

  6

Financial highlights

      "Financial highlights" showing per share data and selected information is presented on page 6 of the prospectus.


(This annual report is not part of the prospectus.)


      Investments in securities

      IDS Intermediate
      Tax-Exempt Fund                           (Percentages represent value of
      Nov. 30, 1997                          investments compared to net assets)


 Municipal bonds (83.3%)
 Name of issuer and title of issue (b,c,d)                      Coupon     Maturity     Principal      Value(a)
                                                                 rate         year        amount

 Alaska (2.4%)
 Anchorage Light & Power Senior Lien
    Electric Utilities Refunding Revenue Bonds
    Series 1996C (AMBAC Insured)                                 4.10%        1999       $100,000  $   100,000
 Anchorage Unlimited Tax General Obligation Bonds
    Series 1992 (MBIA Insured)                                   5.85         2001        425,000      448,179
 Total                                                                                                 548,179

 Arizona (1.1%)
 Phoenix Water System Refunding Revenue Bonds
    Series 1993                                                  4.40         1999         75,000       75,433
 Salt River Agricultural Improvement & Power
    District Electric Refunding Revenue Bonds
    Series 1993C                                                 4.25         2001         70,000       70,320
 State Health Facility Authority Hospital
    Refunding Revenue Bonds Samaritan Health Systems
    Series A (MBIA Insured)                                      5.10         2002         25,000       25,870
 State Transportation Board Highway Sales Tax
    Refunding Revenue Bonds Series 1993                          4.25         1998         85,000       85,237
 Total                                                                                                 256,860

 Arkansas (0.2%)
 State Finance Authority Revolving Loan
    Refunding Revenue Bonds
    Series 1993B (MBIA Insured)                                  4.80         2004         40,000       40,920

 California (5.7%)
 Lake Elsinore School Financing Authority
    Revenue Bonds Series 1997                                    5.10         2002        205,000      209,760
 Lake Elsinore School Financing Authority
    Revenue Bonds Series 1997                                    5.20         2003        220,000      226,035
 Long Beach Harbor Revenue Bonds Series 1993 A.M.T.              4.50         2002        500,000      503,005
 Southern California College of Optometry
    Educational Facilities Authority College
    Revenue Bonds Series 1997B                                   4.90         1999        340,000      343,631
 Total                                                                                               1,282,431

 Colorado (3.3%)
 Arvada Urban Renewal Authority
    Tax Allocation Refunding Revenue Bonds
    Series 1997A (MBIA Insured)                                  5.25         2002        200,000      207,560
 Denver City & County Airport Revenue Bonds
    Series 1996 (MBIA Insured) A.M.T.                            4.80         2000        500,000      507,855
 Denver City & County School District 1 Facility
    Certificate of Participation
    Series 1996 (AMBAC Insured)                                  5.00         2005         30,000       30,941
 Total                                                                                                 746,356

 Connecticut (1.5%)
 State Development Authority Refunding Revenue Bonds
    Church Homes Incorporated 1st Mortgage
    Gross Health Care Series 1997                                4.65         2000        200,000      200,604
 State Unlimited General Obligation Bonds Series 1995A           5.00         2000        130,000      132,532
 Total                                                                                                 333,136

 Florida (4.3%)
 Grand Haven Community Development District
    Special Assessment Bonds Flagler County Series 1997A         6.30         2002        300,000      306,582
 North Springs Improvement District Special Assessment
    Revenue Bonds Parkland Isles Series 1997B                    6.25         2005        500,000      502,500
 State Ports Financing Commission Port District
    Revenue Bonds Series 1996 (MBIA Insured) A.M.T.              4.60         2003        100,000      101,017
 State Unlimited General Obligation Bonds Series 1991            5.40         1998         65,000       65,095
 Total                                                                                                 975,194

 Georgia (1.2%)
 Clarke County Hospital Authority Hospital Revenue Certificates
    Series 1996 (MBIA Insured)                                   5.00         2001        150,000      153,702
 Dalton Development Authority Revenue Certificates
    Series 1996 (MBIA Insured)                                   4.625        2004        125,000      126,467
 Total                                                                                                 280,169

 Illinois (6.3%)
 Chicago Unlimited General Obligation
    Refunding Bonds Series 1996B (FGIC Insured)                  5.00         2000        130,000      132,135
 Chicago Unlimited Tax General Obligation
    Refunding Bonds Series 1996B (FGIC Insured)                  6.00         2002        520,000      552,219
 Dundee Township Open Space General Obligation Bonds
    Series 1997 (FSA Insured)                                    4.40         2002        250,000      250,288
 North Chicago Unlimited General Obligation
    Refunding Bonds Series 1996 (FGIC Insured)                   4.60         2001        200,000      202,348
 State Educational Facilities Authority Revenue Bonds
    Lewis University Series 1996                                 5.10         2003        140,000      142,681
 State Health Facilities Authority Hospital
    Refunding Revenue Bonds Series 1996A                         5.00         2003        125,000      126,976
 State Health Facilities Authority Hospital
    Riverside Health Systems Refunding Revenue Bonds
    Series 1996A (MBIA Insured)                                  5.00         2004         25,000       25,694
 Total                                                                                               1,432,341

 Indiana (1.3%)
 State Bank Revenue Bonds Series B                               5.00         1999        160,000      161,805
 State Transportation Finance Authority Airport
    Facility Lease Refunding Revenue Bonds
    Series 1996A (AMBAC Insured)                                 4.50         2003        125,000      125,706
 Total                                                                                                 287,511

 Iowa (0.9%)
 Higher Education Loan Authority Refunding Revenue Bonds
    Luther College Series 1997                                   4.40         1999        200,000      199,754

 Kansas (0.9%)
 State Development Finance Authority
    Health Facilities Revenue Bonds Hays Medical Center
    Series B (MBIA Insured)                                      5.00         2000        200,000      204,916

 Louisiana (2.7%)
 Jefferson Parish Home Mortgage Authority Single Family
    Revenue Bonds Series 1997A
    (GNMA & FNMA Insured) A.M.T.                                 4.90         2007        300,000      301,812
 State Public Facilities Authority College Revenue Bonds
    Series 1997                                                  5.10         2003        100,000      101,812
 State Unlimited Tax General Obligation
    Refunding Bonds Series 1996A                                 6.00         2002        200,000      214,246
 Total                                                                                                 617,870

 Maine (0.4%)
 State Technical College System Certificates of Participation
    Series 1997 (MBIA Insured)                                   4.80         2002        100,000      101,741

 Michigan (2.6%)
 Chippewa County Hospital Finance Authority
    Hospital Refunding Revenue Bonds
    Chippewa County War Memorial Hospital Series 1997B           4.75         2001        200,000      200,418
 Detroit Sewer Disposal Refunding Revenue Bonds
    Series 1993A (FGIC Insured)                                  5.25         2005         25,000       26,128
 State Hospital Finance Authority Revenue Bonds
    Series 1997                                                  5.40         1999        125,000      125,922
 State Hospital Finance Authority Revenue Bonds
    Series 1997                                                  5.60         2000        135,000      136,557
 State Trunk Line Fuel Sales Tax
    Refunding Revenue Bonds 1st Series 1992B                     5.10         1999        100,000      101,876
 Total                                                                                                 590,901

 Minnesota (3.3%)
 Minneapolis Community Development Agency
    Limited Tax Supported Development Revenue Common
    Fund Bonds Series 1997                                       4.70         1999        160,000      160,994
 Minneapolis Community Development Agency
    Limited Tax Supported Development Revenue Common
    Fund Bonds Series 1997 A.M.T.                                4.90         1999        205,000      206,986
 Minneapolis Community Development Agency
    Limited Tax Supported Development Revenue Common
    Funds Bonds Series 1997 A.M.T.                               5.10         2000        215,000      218,638
 State Unlimited General Obligation Refunding Bonds
    Series 1993                                                  4.80         1998        150,000      150,987
 Total                                                                                                 737,605

 Mississippi (1.3%)
 Jackson Airport Authority Revenue Bonds
    (AMBAC Insured) A.M.T.                                       6.25      2001-02        280,000      300,603

 Missouri (1.0%)
 Kansas City Water Revenue Bonds Series 1996B                    5.75         1999        100,000      103,403
 State Health & Educational Facility Authority
    Hospital Revenue Bonds Series 1993A                          4.50         2002        125,000      125,902
 Total                                                                                                 229,305

 Nevada (1.3%)
 Clark County Special Improvement District 108
    Local Improvement Bonds Series 1997                          4.90         1999        200,000      201,562
 Washoe County Limited General Obligation
    Refunding Bonds Series 1993B (AMBAC Insured)                 4.80         2000        100,000      101,724
 Total                                                                                                 303,286

 New Hampshire (0.4%)
 State Business Finance Authority Resource
    Recovery Revenue Bonds (MBIA Insured)                        4.65         2001        100,000      101,216
 New Mexico (2.2%)
 Santa Fe Educational Facilities College
    Revenue Improvement Refunding Bonds Series 1997              5.20         2003        235,000      240,565
 Santa Fe Educational Facilities College
    Revenue Improvement Refunding Bonds Series 1997              5.30         2004        245,000      251,625
 Total                                                                                                 492,190

 New York (7.0%)
 New York City Individual Development Agency
    Civilian Facilities Revenue Bonds Young Men's
    Christian Association Greater New York                       5.00         2002        300,000      302,715
 New York City Unlimited General Obligation Bonds
    Series 1996E                                                 5.10         2002         20,000       20,432
 New York City Unlimited General Obligation Bonds
    Series 1997G                                                 5.00       2000-2        300,000      305,499
 State Dormitory Authority Federal Housing
    Authority Insured Hospital Revenue Bonds
    Series 1996 (AMBAC Insured)                                  5.00         2001        125,000      127,788
 State Dormitory Authority Health Care Revenue Bonds
    Mental Health Services Facilities Series 1997B               5.00         2002        500,000      511,970
 State Environmental Facilities Corporation
    Special Obligation Lease Refunding Revenue Bonds
    Series 1996 (AMBAC Insured)                                  4.60         2001        200,000      202,646
 State Urban Development Corporation Lease Revenue Bonds
    Series 1996-97                                               5.00         2004         70,000       71,024
 State Urban Development Correctional Facility
    Sub Lien Revenue Bonds Series 1996                           5.25         2002         30,000       31,099
 Total                                                                                               1,573,173

 North Carolina (0.6%)
 State Medical Care Community Hospital Revenue Bonds
    Duke University Hospital Series 1996C                        4.75         2004         30,000       30,606
 Union City Unlimited General Obligation Bonds
    Series 1996B (MBIA Insured)                                  5.25         2001        100,000      103,604
 Total                                                                                                 134,210

 North Dakota (0.5%)
 Ward County Health Care Facility Revenue Bonds
    Series 1996A                                                 5.40         2003        100,000      102,759

 Ohio (1.4%)
 Cleveland Cuyahoga County Port Authority
    Refunding Revenue Bonds
    Sub Rock & Roll Hall of Fame                                 5.10         2002        300,000      306,237

 Oklahoma (1.3%)
 Enid Municipal Authority Sales Tax & Utility
    Refunding Revenue Bonds
    Series 1996 (AMBAC Insured)                                  4.50         2000        250,000      251,685
 Norman Hospital Authority Refunding Revenue Bonds
    Series 1996A (MBIA Insured)                                  5.00         2004         30,000       30,864
 Total                                                                                                 282,549

 Oregon (0.3%)
 Health Sciences University College Revenue Bonds
    Series 1995A (MBIA Insured)                                  4.375        2002         60,000       60,283
 Pennsylvania (5.8%)
 Clarion County Hospital Authority
    Hospital Refunding Revenue Bonds
    Clarion Hospital Series 1997                                 4.60%        2000        200,000      199,750
 Clarion County Hospital Authority
    Hospital Refunding Revenue Bonds
    Clarion Hospital Series 1997                                 4.75         2001        200,000      199,470
 Commonwealth of Pennsylvania Unlimited General
    Obligation Bonds 3rd Series 1993                             4.50         2000        150,000      151,425
 Cumberland County Municipal Authority
    Nursing Home Revenue Bonds Series 1996                       5.35         2003        125,000      126,390
 Delaware County Industrial Development Authority
    Pollution Control Refunding Revenue Bonds Series 1997A       5.30         2001        500,000      509,960
 Philadelphia Independent Development Authority Lease
    Revenue Bonds Series 1996A (MBIA Insured)                    4.45         2001         70,000       70,475
 Philadelphia Intergovernmental Cooperation Authority
    Special Tax Revenue Bonds Series 1992                        6.00         2002         40,000       42,520
 Total                                                                                               1,299,990

 Rhode Island (0.9%)
 State Refunding Certificates of Participation
    Series 1997 (MBIA Insured)                                   4.70         2002        200,000      202,842

 South Carolina (0.3%)
 Pickens County School District Unlimited General
    Obligation Bonds Series 1996A (FGIC Insured)                 4.90         2006         70,000       71,360

 South Dakota (0.7%)
 Sioux Falls Sales Tax Revenue Bonds
    Series 1996A (AMBAC Insured)                                 5.00         2004        150,000      154,800

 Tennessee (2.3%)
 Knox County Unlimited Tax General
    Obligation Bonds Series 1997                                 4.45         2003        500,000      502,175
 Memphis Unlimited General Obligation Bonds
    Series 1992                                                  4.80         1998         25,000       25,023
 Total                                                                                                 527,198

 Texas (9.7%)
 Arlington Independent School District Unlimited
    General Obligation Refunding & Improvement Bonds
    Series 1995 Permanent School Fund Guarantee                  6.50         2004         25,000       27,825
 Austin Utility System Refunding Revenue Bonds
    Series 1993                                                  5.00         1999        300,000      304,050
 Denison Hospital Authority Revenue Bonds Series 1997            5.45         2002        255,000      262,658
 Houston Water & Sewer System Junior Lien
    Refunding Revenue Bonds Series 1992C (MBIA Insured)          5.10         1999        100,000      102,005
 Houston Water & Sewer System Prior Lien
    Refunding Revenue Bonds Series 1992B (MBIA Insured)          5.75         2002        500,000      532,355
 Houston Water & Sewer System Refunding Revenue Bonds
    Series 1992B                                                 5.25         1999        250,000      255,535
 Hutto Independent School District Unlimited Tax
    School Building & Refunding Bonds
    Series 1997 Permanent School Fund Guarantee                  4.40         2000        100,000      100,551
 North Municipal Water District Solid Waste
    Disposal Systems Revenue Bonds Series 1996
    (AMBAC Insured)                                              4.90         2004         35,000       35,950
 Trinity River Authority Wastewater System
    Refunding Revenue Bonds Series A (AMBAC Insured)             5.10         2001         25,000       25,766
 Tyler Health Facilities Development Hospital
    Revenue Bonds Mother Frances Hospital Series 1997A           5.00         1999        200,000      201,114
 University of Texas Permanent Fund College
    Refunding Revenue Bonds Series 1996                          4.50         1999         40,000       40,322
 Webb County Certificates of Participation
    Series 1997A Asset Guaranty                                  4.45         2000        300,000      301,176
 Total                                                                                               2,189,307

 Utah (2.6%)
 St. George Excise Tax Revenue Bonds
    Series 1996 (AMBAC Insured)                                  4.05         1998        250,000      250,473
 Salt Lake City College Revenue Bonds
    Westminster College Series 1997                              4.50         2000        185,000      185,381
 Salt Lake City School District Unlimited General
    Obligation Bonds Series 1995A                                5.25         2001        150,000      154,971
 Total                                                                                                 590,825

 Virginia (1.3%)
 Chesapeake Individual Development Authority Public Facility
    Lease Revenue Bonds Series 1996 (MBIA Insured)               4.80         2003        100,000      102,134
 State College Building Authority Educational
    Facilities Revenue Bonds 21st Century College Program        5.00         1998        200,000      201,556
 Total                                                                                                 303,690

 Washington (1.4%)
 State Public Power Supply System Nuclear Project 3
    Refunding Revenue Bonds Series 1993B                         5.15         2002        300,000      308,874

 West Virginia (0.5%)
 State Facility Authority Community Building
    Series A (MBIA Insured)                                      5.00         2002        100,000      102,843

 Wisconsin (2.4%)
 Mequon Pre-Refunded Bond Anticipation Note Series 1996          4.10         1998        150,000      150,030
 Milwaukee Unlimited General Obligation Bonds Series 1996F       4.50         2002         35,000       35,387
 State Health & Educational Facilities Authority
    Revenue Bonds Series 1996 (MBIA Insured)                     4.75         2004        150,000      152,052
 State Health & Educational Facilities Authority
    Revenue Bonds Meriter Hospital Series 1996                   4.45         1998        100,000      100,314
 State Health & Educational Facilities Authority
    Revenue Bonds Meriter Hospital Series 1996                   4.65         1999        100,000      100,704
 Total                                                                                                 538,487

 Total municipal bonds
 (Cost: $18,566,182)                                                                               $18,811,911


See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)


 Short-term securities (16.4%)
 Issuer                                                          Effective             Amount           Value(a)
 (d,e)                                                               yield         payable at
                                                                                     maturity
 Municipal notes
 Burke County Georgia Development Authority Pollution Control
      Revenue Bonds Georgia Power Vogtle
      09-01-26                                                       3.80%          $600,000       $   600,000
 New York City Municipal Water Finance Authority
      Series 1994C
      06-15-23                                                       3.85            100,000           100,000
 Ohio State Air Quality  Development  Authority  Revenue Bonds
      Cincinnati Gas & Electric Series 1985 V.R.D.B.
      12-01-15                                                       4.00            300,000           300,000
 Port Arthur Naval District of Jefferson Texas Pollution Control
      Revenue Bonds Texaco
      10-01-24                                                       4.00            600,000           600,000
 Regents of the University of Michigan Hospital Revenue Bonds
      Series 1995A
      12-01-27                                                       3.90          1,000,000         1,000,000
 Sabine River Texas Authority Pollution Control Revenue Bonds
      Series A Texas Utilities
      03-01-26                                                       3.90           $500,000           500,000
 Washoe County Nevada Water Facility Sierra Pacific
      Series 1990 A.M.T.
      12-01-20                                                       4.10            600,000           600,000

 Total short-term securities
 (Cost: $3,700,000)                                                                                $ 3,700,000

 Total investment in securities
 (Cost: $22,266,182) (f)                                                                           $22,511,911

See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:

                                                         (Unaudited)

Rating                                        11-30-97                11-30-96

AAA                                              41%                     36%
AA                                               15                      29
A                                                11                      30
BBB                                              26                       3
BB and below                                      2                       2
Non-rated                                         5                      --

Total                                           100%                    100%

(c) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

AMBAC      --     American Municipal Bond Association Corporation
FGIC       --     Financial Guarantee Insurance Corporation
FNMA       --     Federal National Mortgage Association
FSA        --     Financial Security Assurance
GNMA       --     Government National Mortgage Association
MBIA       --     Municipal Bond Investors Assurance

(d) The following abbreviation is used in the portfolio descriptions:

A.M.T. -- Alternative Minimum Tax-- As of Nov. 30, 1997, the value of securities subject to alternative minimum tax represented 12.1% of net assets.

(e) Interest rate varies to reflect current market conditions, rate shown is effective rate on Nov. 30, 1997. The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or week's notice. The maturity date disclosed represents the final maturity. The following abbreviation is used in the portfolio descriptions:

V.R.D.B.   -- Variable Rate Demand Bond

(f) At Nov. 30, 1997, the cost of securities for federal income tax purposes was $22,266,182 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.............................................$246,081
Unrealized depreciation.................................................(352)
                                                                        ----
Net unrealized appreciation.........................................$245,729


See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

      Independent auditors' report

      The board and shareholders
      IDS Tax-Exempt Bond Fund, Inc.:


      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Tax-Exempt Bond Fund, (a series of IDS Tax-Exempt Bond Fund, Inc.) as of November 30, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period ended November 30, 1997, the eleven months ended November 30, 1991, and for each of the years in the four-year period ended December 31, 1990. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Tax-Exempt Bond Fund at November 30, 1997, and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



      KPMG Peat Marwick LLP
      Minneapolis, Minnesota
      January 2, 1998



(This annual report is not part of the prospectus.)


      Financial statements

      Statement of assets and liabilities
      IDS Tax Exempt Bond Fund
      Nov. 30, 1997


                                  Assets

 Investments in securities, at value (Note 1)
      (identified cost $889,555,471)                                                            $1,009,140,996
 Cash in bank on demand deposit                                                                        161,965
 Accrued interest receivable                                                                        16,241,657
 Receivable for investment securities sold                                                             696,266
                                                                                                       -------
 Total assets                                                                                    1,026,240,884
                                                                                                 -------------

                                  Liabilities

 Dividends payable to shareholders                                                                     422,636
 Payable for investment securities purchased                                                         3,516,178
 Accrued investment management services fee                                                             25,163
 Accrued distribution fee                                                                                1,000
 Accrued service fee                                                                                     9,797
 Accrued transfer agency fee                                                                             2,387
 Accrued administrative services fee                                                                     2,233
 Other accrued expenses                                                                                 55,740
                                                                                                        ------
 Total liabilities                                                                                   4,035,134
                                                                                                     ---------
 Net assets applicable to outstanding capital stock                                             $1,022,205,750
                                                                                                ==============

                                  Represented by

 Capital stock-- of $.01 par value (Note 1)                                                     $    2,489,728
 Additional paid-in capital                                                                        935,734,414
 Undistributed net investment income                                                                   182,753
 Accumulated net realized gain (loss) (Note 5)                                                     (35,786,670)
 Unrealized appreciation (depreciation) on investments                                             119,585,525
                                                                                                   -----------
 Total-- representing net assets applicable to outstanding capital stock                        $1,022,205,750
                                                                                                ==============
 Net assets applicable to outstanding shares:             Class A                               $  997,628,611
                                                          Class B                               $   24,566,751
                                                          Class Y                               $       10,388
 Net asset value per share of outstanding capital stock:  Class A shares     242,987,712        $         4.11
                                                          Class B shares       5,982,562        $         4.11
                                                          Class Y shares           2,530        $         4.11

See accompanying notes to financial statements.


(This annual report is not part of the prospectus.)


      Statement of operations
      IDS Tax Exempt Bond Fund
      Year ended Nov. 30, 1997


                                  Investment income

 Income:
 Interest                                                                                          $60,913,244
                                                                                                   -----------
 Expenses (Note 2):
 Investment management services fee                                                                  4,632,571
 Distribution fee-- Class B                                                                            161,253
 Transfer agency fee                                                                                   456,380
 Incremental transfer agency fee-- Class B                                                               1,097
 Service fee
      Class A                                                                                        1,732,696
      Class B                                                                                           37,337
      Class Y                                                                                                6
 Administrative services fees and expenses                                                             427,708
 Compensation of board members                                                                          16,594
 Compensation of officers                                                                                  804
 Custodian fees                                                                                         55,163
 Postage                                                                                                68,088
 Registration fees                                                                                      64,692
 Reports to shareholders                                                                                 8,385
 Audit fees                                                                                             35,000
 Other                                                                                                   6,544
                                                                                                         -----
 Total expenses                                                                                      7,704,318
      Earnings credits on cash balances (Note 2)                                                      (163,220)
                                                                                                      --------
 Total net expenses                                                                                  7,541,098
                                                                                                     ---------
 Investment income (loss) -- net                                                                    53,372,146
                                                                                                    ----------

                                  Realized and unrealized gain (loss) -- net

 Net realized gain (loss) on:
      Security transactions (Note 3)                                                                 8,773,720
      Financial futures contracts                                                                   (3,865,475)
                                                                                                    ----------
 Net realized gain (loss) on investments                                                             4,908,245
 Net change in unrealized appreciation (depreciation) on investments                                18,124,449
 Net gain (loss) on investments                                                                     23,032,694
 Net increase (decrease) in net assets resulting from operations                                   $76,404,840

See accompanying notes to financial statements.

(This annual report is not part of the prospectus.)


      Financial statements

      Statements of changes in net assets
      IDS Tax Exempt Bond Fund
      Year ended Nov. 30,



                                  Operations and distributions                      1997                  1996

 Investment income (loss)-- net                                           $   53,372,146        $   57,320,335
 Net realized gain (loss) on investments                                       4,908,245             3,923,552
 Net change in unrealized appreciation (depreciation) on investments          18,124,449           (19,137,045)
                                                                              ----------           -----------
 Net increase (decrease) in net assets resulting from operations              76,404,840            42,106,842
                                                                              ----------            ----------
 Distributions to shareholders from:
      Net investment income
          Class A                                                            (52,470,173)          (56,736,844)
          Class B                                                               (952,585)             (763,420)
          Class Y                                                                   (522)                 (493)
                                                                                    ----                  ----
 Total distributions                                                         (53,423,280)          (57,500,757)
                                                                             -----------           -----------

                                  Capital share transactions (Note 4)

 Proceeds from sales
      Class A shares (Note 2)                                                 52,223,529            83,652,708
      Class B shares                                                           7,592,260             8,693,815
 Reinvestment of distributions at net asset value
      Class A shares                                                          35,670,478            38,617,746
      Class B shares                                                             796,513               649,236
      Class Y shares                                                                 522                   493
 Payments for redemptions
      Class A shares                                                        (180,159,766)         (201,981,153)
      Class B shares (Note 2)                                                 (4,187,660)           (3,055,212)
                                                                              ----------            ----------
 Increase (decrease) in net assets from capital share transactions           (88,064,124)          (73,422,367)
                                                                             -----------           -----------
 Total increase (decrease) in net assets                                     (65,082,564)          (88,816,282)
 Net assets at beginning of year                                           1,087,288,314         1,176,104,596
                                                                           -------------         -------------
 Net assets at end of year                                                $1,022,205,750        $1,087,288,314
                                                                          ==============        ==============
 Undistributed net investment income                                      $      182,753        $       87,424
                                                                          --------------        --------------

See accompanying notes to financial statements.


      Notes to financial statements

      IDS Tax-Exempt Bond Fund

  1

Summary of
significant
accounting policies

      IDS Tax-Exempt Bond Fund (a series of IDS Tax-Exempt Bond Fund, Inc.) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IDS Tax-Exempt Bond Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt securities whose interest is exempt from federal income tax. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A shares during the ninth calendar year of ownership. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

      All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

      Significant accounting policies followed by the Fund are summarized below:

      Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

      Valuation of securities

      All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

      Option transactions

      In order to produce incremental earnings, protect gains and facilitate buying and selling of securities for investment purposes, the Fund may buy and sell put and call options and write covered call options on the portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the other party.

      Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund may realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Futures transactions

      In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Federal taxes

      Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

      Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

      On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $146,463, and accumulated net realized loss has been increased by $146,463.

      Dividends to shareholders

      Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

      Other

      Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

  2

Expenses and
sales charges

      Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

      Under its Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees, organizational expenses, and any other expenses properly payable by the Fund and approved by the board.

      Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

    o Class A $15.50
    o Class B $16.50
    o Class Y $15.50

      Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

      Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and commencing on May 9, 1997, the fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

      Sales charges by American Express Financial Advisors Inc. for distributing Fund shares were $872,100 for Class A and $37,175 for Class B for the year ended Nov. 30, 1997.

      During the year ended Nov. 30, 1997, the Fund's custodian and transfer agency fees were reduced by $163,220 as a result of earnings credits from overnight cash balances.

  3

Securities
transactions

      Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $191,697,780 and $263,021,259, respectively, for the year ended Nov. 30, 1997. Realized gains and losses are determined on an identified cost basis.

  4

Capital share
transactions

      Transactions in shares of capital stock for the years indicated are as follows:

                                              Year ended Nov. 30, 1997
                                        Class A        Class B     Class Y

      Sold                           13,009,697      1,888,443          --

      Issued for reinvested
        distributions                 8,904,140        198,576         130

      Redeemed                      (44,990,511)    (1,043,800)         --
                                    -----------     ----------        ----

      Net increase (decrease)       (23,076,674)     1,043,219         130

                                              Year ended Nov. 30, 1996
                                        Class A        Class B     Class Y

      Sold                           21,003,086      2,184,310          --

      Issued for reinvested
        distributions                 9,722,609        163,650         125

      Redeemed                      (50,899,679)      (771,956)         --
                                    -----------       --------        ----

      Net increase (decrease)       (20,173,984)     1,576,004         125


  5

Capital loss
carryover

      For federal income tax purposes, the Fund has a capital loss carryover of $12,085,373 at Nov. 30, 1997 that will expire in 2002 if not offset by subsequent capital gains. It is unlikely the board will authorize a distribution of any realized capital gains until the available capital loss carryover has been offset or expires.

  6

Financial
highlights

      "Financial highlights" showing per share data and selected information is presented on pages 7 and 8 of the prospectus.


(This annual report is not part of the prospectus.)


      Investments in securities

      IDS Tax-Exempt Bond Fund                                                          (Percentages represent
      Nov. 30, 1997                                                                       value of investments
                                                                                        compared to net assets)

 Municipal bonds (94.3%)
 Name of issuer and                                          Coupon    Maturity      Principal         Value(a)
 title of issue (b,c)                                          rate        year         amount

 Alabama (0.4%)
 Mobile Industrial Development Board Solid Waste
    Refunding Revenue Bonds
    Mobile Energy Services                                     6.95  %     2020   $  3,750,000    $  4,111,687

 Alaska (0.6%)
 North Slope Borough General Obligation Bonds Zero Coupon
    Series 1994B (CGIC Insured)                                7.05        2004      3,000,000(d)    2,207,520
 North Slope Borough General Obligation Bonds Zero Coupon
    Series 1994B (CGIC Insured)                                7.15        2005      3,000,000(d)    2,091,540
 State Housing Finance Veterans Mortgage
    Corporation Collateralized Bonds Series 1990
    (GNMA Insured)                                             7.50        2030      2,305,000       2,432,397
 Total                                                                                               6,731,457

 Arizona (4.0%)
 Maricopa County Industrial Development Authority
    Multi-family Housing Revenue Bonds Series A                6.625       2026      2,500,000       2,657,275
 Phoenix Industrial Development Authority Refunding
    Revenue Bonds Christian Care Apartments                    6.25        2016      2,000,000       2,086,440
 Phoenix Industrial Development Authority Single
    Family Mortgage Revenue Capital Appreciation Bonds
    Zero Coupon Escrowed to Maturity                           6.74        2014     39,000,000(d)   16,020,420
 Phoenix Junior Lien Street & Highway User
    Refunding Revenue Bonds Series 1992                        6.25        2011     10,350,000      11,150,055
 Tucson Street & Highway User Pre-Refunded
    Revenue Bonds Series 1991B                                 6.25        2010      8,250,000       8,745,330
 Total                                                                                              40,659,520

 California (8.5%)
 Anaheim Public Finance Authority Capital
    Appreciation Improvement Revenue Bonds
    Zero Coupon Series 1997C9 (FSA Insured)                    5.72        2017      9,195,000(d)    3,227,261
 Foothill/Eastern Transportation Corridor Agency
    Toll Road Revenue Bonds Series 1995A                       5.00        2035     12,000,000      11,001,360
 Los Angeles County Certificate of Participation
    Pre-Refunded Bonds                                         6.71        2015      3,600,000       3,803,760
 Los Angeles International Airport Regional Airports
    Improvement Corporation Refunding
    Revenue Bonds Delta Airlines                               6.35        2025      5,000,000       5,393,650
 Orange County Certificate of Participation
    Civic Center Facility Capital Appreciation
    Refunding Bonds Zero Coupon (AMBAC Insured)                6.75        2018     13,795,000(d)    4,439,645
 Sacramento Cogeneration Authority Revenue Bonds
    Proctor & Gamble Series 1995                               6.50        2014      5,000,000       5,421,550
 Sacramento Power Authority Cogeneration
    Revenue Bonds Campbell Soup Series 1995                    6.00        2022      2,700,000       2,811,537
 San Joaquin Hills Transportation Corridor Agency
    Capital Appreciation Toll Road Refunding
    Revenue Bonds Zero Coupon Series 1997A
    (MBIA Insured)                                             5.55        2026      9,000,000(d)    1,977,570
 San Jose Redevelopment Agency Merged Area
    Redevelopment Tax Allocation Bonds
    Series 1993 (MBIA Insured)                                 4.75        2024      9,000,000       8,248,770
 Southern California Public Power Authority
    Revenue Bonds Mead Adelanto Series A
    (AMBAC Insured)                                            4.875       2020      6,590,000       6,190,317
 State Public Works Board California Community
    Colleges Lease Pre-Refunded Revenue Bonds
    Series 1994B                                               7.00        2019      3,900,000       4,543,539
 State Public Works Board University of California
    Lease Refunding Revenue Bonds
    Series A (AMBAC Insured)                                   5.00        2023      6,000,000       5,653,860
 State Public Works Board University of California
    Lease Refunding Revenue Bonds
    Series A (AMBAC Insured)                                   5.50        2014      7,275,000       7,588,771
 Statewide Community Development Authority
    Insurance Certificate of Participation
    Childrens Hospital of Los Angeles
    Revenue Bonds (MBIA Insured)                               4.75        2021      5,250,000       4,811,677
 Ukiah Unified School District Building
    Mendocino County Certificate of Participation
    Series 1993                                                6.00        2010      3,790,000       3,934,323
 Upland Certificate of Participation
    San Antonio Community Hospital                             5.00        2018      2,745,000       2,585,570
 West Covina Redevelopment Agency Community
    Facilities District Special Tax Refunding Bonds
    Series 1996                                                6.00        2017      5,000,000       5,437,850
 Total                                                                                              87,071,010

 Colorado (1.7%)
 Arapahoe County Public Highway Authority Capital
    Improvement Trust Fund E-470 Highway
    Pre-Refunded Revenue Bonds                                 7.00        2026      5,685,000       6,735,304
 Castle Rock Ranch Improvement Public Facility
    Revenue Bonds Series 1996                                  6.375       2011      5,750,000       6,373,817
 Colorado Health Facility Authority Hospital
    Improvement Refunding Revenue Bonds
    Parkview Episcopal Medical Center Series 1995              6.00        2016      4,000,000       4,118,640
 Total                                                                                              17,227,761

 Connecticut (0.9%)
 State General Obligation Bonds Series 1992A                   6.40        2006      8,000,000       8,749,040

 Delaware (0.2%)
 State University Revenue Bonds Series 1989                    6.00        2014      2,000,000       2,035,820

 District of Columbia (2.3%)
 District of Columbia Redevelopment
    Limited Agency Special Tax Revenue Bonds
    Sports Arena Series 1996                                   5.625       2010      1,890,000       1,906,330
 General Obligation Bonds Zero Coupon
    Series 1994B (MBIA Insured)                                6.59        2013     23,945,000(d)   10,526,940
 General Obligation Bonds Zero Coupon
    Series 1994B (MBIA Insured)                                6.64        2014     26,415,000(d)   10,995,772
 Total                                                                                              23,429,042

 Florida (3.3%)
 Duvall County Housing Authority Single Family
    Mortgage Refunding Revenue Bonds
    Series 1991 (FGIC Insured)                                 7.35        2024      3,430,000       3,660,427
 Jacksonville Excise Taxes Refunding
    Revenue Bonds Series 1992 (AMBAC Insured)                  6.50        2008      5,000,000       5,527,100
 St. John's River Water Management District
    Land Acquisition Pre-Refunded Revenue Bonds
    Series 1989 (AMBAC Insured)                                6.00        2009      7,000,000       7,216,790
 State Board of Education Administration Capital
    Outlay Public Education Pre-Refunded Bonds
    Series 1991C                                               6.50     2008-09     11,225,000      12,344,133
 Village Center Community Development District 12
    Lake County Recreational Revenue Bonds
    Anticipation Notes Series 1996                             6.50        2000      4,945,000       4,972,741
 Total                                                                                              33,721,191

 Georgia (2.9%)
 Municipal Electric Authority Pre-Refunded
    Revenue Bonds Series 1989T                                 6.50        2025      5,000,000       5,138,700
 Municipal Electric Authority Special
    Obligation Bonds Project 1 4th Crossover Series X
    (Secondary MBIA Insured)                                   6.50        2020     19,550,000      22,935,278
 Richmond County Development Authority
    Revenue Bonds Zero Coupon
    Escrowed to Maturity                                       5.74        2021      7,880,000(d)    2,151,949
 Total                                                                                              30,225,927

 Hawaii (0.6%)
 City & County of Honolulu General Obligation
    Pre-Refunded Bonds Series 1992A                            6.30        2006      5,880,000       6,452,536

 Idaho (0.4%)
 Health Facilities Authority Revenue Bonds
    Bannock Regional Medical Center Series 1995                6.125       2025      2,250,000       2,315,362
 Health Facilities Authority Revenue Bonds
    Bannock Regional Medical Center Series 1995                6.375       2017      1,450,000       1,526,053
 Total                                                                                               3,841,415

 Illinois (9.1%)
 Alton Madison County Hospital Facility
    Refunding Revenue Bonds
    St. Anthony's Health Center Series 1996                    6.00     2010-14      4,740,000       4,833,317
 Cook & Will Counties TWP High School
    District 206 Capital Appreciation Bonds
    Zero Coupon Series 1994C (AMBAC Insured)                   6.55        2010      2,605,000(d)    1,332,562
 Cook County School District 170 Chicago Heights
    Capital Appreciation Pre-Refunded Bonds
    Zero Coupon Series 1994C (AMBAC Insured)                   6.50        2009      2,155,000(d)    1,190,961
 Cook County School District 170 Chicago Heights
    Capital Appreciation Bonds
    Zero Coupon Series 1994C (AMBAC Insured)                   6.55        2010      2,155,000(d)    1,119,285
 Cook County Unlimited Tax General Obligation
    Pre-Refunded Bonds Series 1989                             6.50        2009      5,800,000       6,057,114
 Development Finance Authority Pollution Control
    Refunding Revenue Bonds
    Illinois Power Series 1991A                                7.375       2021     10,000,000      11,523,900
 Development Finance Authority Retirement Housing
    Revenue Bonds Zero Coupon Escrowed to Maturity             7.75        2020     13,745,000(d)    4,010,654
 Educational Facilities Authority
    Medium-term College Revenue Bonds
    Northwestern University Series 1997                        5.20        2032      3,500,000       3,514,945
 Educational Facilities Authority Revenue Bonds
    Lewis University Series 1996                               6.10        2016      2,005,000       2,080,508
 Educational Facilities Revenue Bonds
    Columbian College                                          6.125       2018      3,015,000       3,073,189
 Educational Facilities Revenue Bonds
    Columbian College                                          6.875       2017      2,760,000       2,945,224
 Health Facilities Authority Refunding Revenue Bonds
    Edwards Hospital Series 1993A                              6.00        2019      3,055,000       3,124,196
 Health Facilities Authority Refunding Revenue Bonds
    Masonic Medical Center Series 1993                         5.50        2019      5,000,000       4,949,450
 Health Facilities Authority
    Sarah Bush Lincoln Health Center
    Hospital Refunding Revenue Bonds Series 1996B              5.50        2016      5,490,000       5,445,860
 Metropolitan Pier & Exposition Authority
    Dedicated State Tax Capital Appreciation
    Revenue Bonds Zero Coupon Series A
    (FGIC Insured)                                             6.54        2021      5,000,000(d)    1,422,550
 Metroplitan Pier & Exposition Authority
    Dedicated State Tax Capital Appreciation
    Refunding Revenue Bonds McCormick Place
    Zero Coupon Series 1994 (MBIA Insured)                     5.70        2020      3,070,000(d)      921,338
 Metropolitan Pier & Exposition Authority
    McCormick Place Expansion Bonds
    Zero Coupon Series A (FGIC Insured)                        6.64        2010     11,000,000(d)    5,797,660
 Metropolitan Pier & Exposition Authority
    McCormick Place Expansion Bonds
    Zero Coupon Series A (FGIC Insured)                        6.80        2016      9,000,000(d)    3,362,130
 Public Building Commission of Chicago Building
    Revenue Bonds Board of Education of Chicago
    Series 1990A Escrowed to Maturity
    (MBIA Insured)                                             6.50        2018     23,500,000      24,595,335
 State Development Finance Authority Regency Park
    Retirement Housing Revenue Bonds Zero Coupon
    Series 1991B Escrowed to Maturity                          6.50        2025     10,000,000(d)    2,185,700
 Total                                                                                              93,485,878

 Indiana (2.7%)
 Health Facilities Financial Authority Hospital
    Revenue Bonds Hancock Series 1996                          6.00        2010      3,260,000       3,358,648
 Municipal Power Agency Power Supply System
    Pre-Refunded Revenue Bonds Series 1989A
    (AMBAC Insured)                                            6.50        2016      8,800,000       9,212,896
 Seymour Economic Development Revenue Bonds
    Union Camp Series 1992                                     6.25        2012      2,870,000       3,184,695
 Transportation Finance Authority Highway
    Revenue Bonds Series 1990A                                 7.25        2015     10,000,000      12,363,800
 Total                                                                                              28,120,039

 Iowa (0.4%)
 State Finance Authority Single Family
    Mortgage-Backed Securities Program Bonds
    Series 1991A                                               7.25        2016      3,490,000       3,693,397

 Kentucky (0.8%)
 Muhlenberg County Hospital
    Refunding Revenue Bonds
    Muhlenberg Community Hospital Series 1996                  6.75        2010      3,985,000       4,140,176
 Owensboro Electric Light & Power
    Refunding Revenue Bonds
    Zero Coupon Series B (AMBAC Insured)                       6.65        2015      9,125,000(d)    3,756,945
 Total                                                                                               7,897,121

 Louisiana (2.4%)
 Industrial Development Board of Bastrop Percent
    Pollution Control Refunding Revenue Bonds
    International Paper Company Series 1992A                   6.90        2007      6,875,000       7,566,144
 New Orleans Capital Appreciation Refunding
    Revenue Bonds Zero Coupon (AMBAC Insured)                  6.63        2012      6,250,000(d)    2,942,563
 New Orleans Home Mortgage Authority
    Special Obligation Refunding Bonds
    Series 1992 Escrowed to Maturity                           6.25        2011      9,000,000       9,981,180
 Public Facilities Authority College Revenue Bonds
    Series 1997                                                5.90        2017      1,000,000       1,016,270
 Public Facilities Authority Revenue Bonds
    Windsor Multi-family Housing Foundation
    Series 1996A                                               6.125       2015      3,385,000       2,966,986
 Total                                                                                              24,473,143

 Maryland (2.7%)
 Health & Educational Facility Authority
    Revenue Bonds Frederick Memorial Hospital
    Series 1993 (FGIC Insured)                                 5.00        2028     10,000,000       9,665,200
 State Community Development Administration
    Department of Housing & Community
    Development Single Family Program Bonds
    1st Series 1991                                            7.30        2017     10,500,000      11,088,735
 State Health & Higher Educational Facility Authority
    Revenue Bonds Anne Arndel Medical Center
    (AMBAC Insured)                                            5.00        2023      7,000,000       6,783,560
 Total                                                                                              27,537,495

 Massachusetts (1.8%)
 Health & Educational Facilities Authority
    Revenue Bonds Valley Regional Health System
    Series C (Connie Lee Insured)                              5.75        2018      3,500,000       3,612,245
 Health & Educational Facilities Authority
    Revenue Bonds Melrose-Wakefield Hospital
    Series 1992B                                               6.375       2016      1,430,000       1,514,942
 Industrial Finance Agency Hampshire College
    Revenue Bonds Series 1997                                  5.80        2017      2,200,000       2,214,806
 Municipal Wholesale Electric Power Supply System
    Pre-Refunded Revenue Bonds Series 1992B                    6.75        2017     10,000,000      11,175,000
 Total                                                                                              18,516,993

 Michigan (2.5%)
 Battle Creek Calhoun County Downtown
    Development Authority Pre-Refunded Bonds
    Series 1994                                                7.65        2022      3,750,000       4,449,675
 Detroit Downtown Development Authority
    Area Project 1 Junior Lien Tax Increment
    Refunding Bonds Series 1996D                               6.50        2025      6,000,000       6,367,560
 Detroit Water Supply System Refunding
    Revenue Bonds
    Series 1992 (FGIC Insured)                                 6.25        2007      2,000,000       2,172,760
 State Hospital Finance Authority
    Refunding Revenue Bonds
    Central Michigan Community Hospital                        6.25        2016      2,225,000       2,320,920
 State Hospital Finance Authority
    Refunding Revenue Bonds
    Presbyterian Villages Obligated Group Series 1995          6.50        2025      1,000,000       1,045,070
 State Hospital Finance Authority Refunding
     Revenue Bonds Presbyterian Villages Series 1997           6.375       2015        400,000         416,932
 State Hospital Finance Authority
    Refunding Revenue Bonds
    Sinai Hospital of Greater Detroit Series 1995              6.625       2016      2,000,000       2,194,440
 State Hospital Finance Authority Revenue Bonds
    Presbyterian Villages of Michigan
    Obligated Group Series 1995                                6.40        2015      1,000,000       1,041,410
 State Strategic Fund Limited Tax Obligation
    Refunding Revenue Bonds Ford Motor
    Series 1991A                                               7.10        2006      5,000,000       5,868,600
 Total                                                                                              25,877,367

 Minnesota (2.9%)
 Minneapolis & St. Paul Housing & Redevelopment
    Authority Health Care System Series 1990A
    (MBIA Insured)                                             7.40        2005      4,500,000       4,933,530
 Rochester Health Care Facility Revenue Bonds
    Mayo Foundation Series A                                   4.95        2019     15,000,000      14,066,250
 State Housing Finance Agency Single Family
    Mortgage Bonds Series 1990C (FHA Insured)                  7.70        2014      2,080,000       2,191,072
 State Housing Finance Agency Single Family
    Mortgage Revenue Bonds Series 1988E                        7.65        2014      5,515,000       5,719,000
 Washington County Housing & Redevelopment
    Authority Refunding Revenue Bonds
    Woodbury Multi-family Housing Series 1996                  6.95        2023      2,475,000       2,522,619
 Total                                                                                              29,432,471

 Missouri (1.0%)
 Regional Convention & Sports Complex Authority
    Pre-Refunded Bonds St. Louis Sponsor
    Series 1991C                                               7.90        2021      8,500,000       9,969,257

 Nevada (0.4%)
 Clark County Special Improvement District 108
    Local Improvement Bonds Series 1997                        6.50        2012      4,440,000       4,571,335

 New Hampshire (0.1%)
 Higher Education & Health Facilities
    Authority College Revenue Bonds
    New Hampshire College Series 1997                          6.375       2027      1,000,000       1,042,330

 New Jersey (1.7%)
 Turnpike Authority Revenue Bonds Series 1991C                 6.50        2005     16,000,000      17,060,160

 New Mexico (0.1%)
 Santa Fe Education Facilities College Improvement
    Refunding Revenue Bonds Series 1997                        5.875       2021      1,000,000       1,010,700

 New York (10.0%)
 Dormitory Authority New York City Court
    Facility Lease Revenue Bonds Series 1993A                  5.25        2021     20,000,000      19,091,600
 Dormitory Authority New York City
    University System Consolidated 2nd Generation
    Resource Revenue Bonds Series 1994A                        5.75        2018      5,500,000       5,786,385
 Dormitory Authority New York State
    Department of Health
    Refunding Revenue Bonds                                    5.50        2020      3,060,000       3,020,863
 New York City General Obligation Bonds Series B               6.75        2017     11,150,000      12,191,187
 New York City General Obligation Bonds
    Series 1995B                                               7.00        2016      8,850,000      10,008,819
 State Medical Care Facility Finance Agency
    Mental Health Services Facility Improvement
    Refunding Revenue Bonds Series 1993F                       5.375       2014      7,510,000       7,473,201
 State Mortgage Agency Homeowner
    Mortgage Revenue Bonds Series TT                           7.50        2015     15,945,000      17,150,442
 State Urban Development Correctional Capital
    Facilities Refunding Revenue Bonds Series 1993A            5.25        2021      5,000,000       4,780,750
 State Urban Development Correctional Capital
    Facilities Revenue Bonds Series 4                          5.375       2023     23,815,000      23,096,263
 Total                                                                                             102,599,510

 North Carolina (3.9%)
 Eastern Municipal Power Agency Power System
    Refunding Revenue Bonds Series 1989A                       6.50        2024     20,000,000      20,294,600
 Eastern Municipal Power Agency System
    Revenue Bonds Series D                                     5.60        2016      6,500,000       6,492,265
 Eastern Municipal Power Agency System
    Revenue Bonds Series G                                     5.75        2016     12,750,000      12,932,580
 Total                                                                                              39,719,445

 North Dakota (0.4%)
 Ward County Health Care Facilities
    Refunding Revenue Bonds Series 1996B                       6.25        2021      4,365,000       4,527,334

 Ohio (0.9%)
 Air Quality Development Authority
    Pollution Control Refunding Revenue Bonds
    Ohio Edison Series A                                       5.95        2029      5,000,000       5,115,600
 Columbus Sewerage System
    Refunding Revenue Bonds Series 1992                        6.30        2005      3,500,000       3,810,100
 State Water & Air Quality Development Authority
    Pollution Control Refunding Revenue Bonds
    Cleveland Electric Illuminating Series 1995                7.70        2025        300,000         343,266
 Total                                                                                               9,268,966

 Oklahoma (0.4%)
 Stillwater Medical Center Authority
    Hospital Revenue Bonds Series 1997B                        6.35        2012      1,000,000       1,062,790
 Valley View Hospital Authority
    Refunding Revenue Bonds Series 1996                        6.00        2014      2,695,000       2,782,884
 Total                                                                                               3,845,674

 Pennsylvania (4.1%)
 Allegheny County Industrial Development
    Authority Environmental Improvement
    Refunding Revenue Bonds Series 1996                        6.00        2014      3,500,000       3,649,905
 Delaware County Industrial Development Authority
    Pollution Control Refunding Revenue Bonds
    Philadelphia Electric Series A                             7.375       2021     23,540,000      25,674,372
 Delaware County Industrial Development Authority
    Pollution Control Refunding Revenue Bonds
    Series 1997A                                               6.10        2013      4,000,000       4,257,000
 Higher Education Facilities Authority
    College Revenue Bonds Series 1997                          5.85        2017      1,480,000       1,524,977
 Montgomery County Industrial Development Authority
    Retirement Community Revenue Bonds
    Series 1996B                                               5.625       2012      4,000,000       4,070,320
 Philadelphia Hospital & Higher Education Facility
    Authority Hospital Revenue Bonds
    Friends Hospital Series 1993                               6.20        2011      2,500,000       2,593,050
 Total                                                                                              41,769,624

 Rhode Island (0.2%)
 Providence Special Tax Increment Obligation Bonds
    Series D                                                   6.65        2016      1,500,000       1,604,145

 South Carolina (0.4%)
 Horry County Hospital Refunding Revenue Bonds
    Conway Hospital Series 1992                                6.75        2012      4,000,000       4,276,040

 Tennessee (0.2%)
 Nashville & Davidson Counties Health & Education
    Facilities Board Revenue Bonds
    Zero Coupon Escrowed to Maturity                           5.71        2021      7,500,000(d)    2,104,275

 Texas (12.5%)
 Austin Utility System Capital Appreciation
    Refunding Revenue Bonds
    Zero Coupon (AMBAC Insured)                                6.51        2010      5,055,000(d)    2,608,178
 Austin Utility System Capital Appreciation
    Refunding Revenue Bonds
    Zero Coupon (MBIA Insured)                                 6.65        2010     16,000,000(d)    8,255,360
 Austin Utility System Combined Utility
    Refunding Revenue Bonds
    Series 1992 (AMBAC Insured)                                6.25        2006     10,500,000      11,433,345
 Coastal Water Authority Water Conveyance System
    Refunding Revenue Bonds
    Series 1991 Escrowed to Maturity
    (AMBAC Insured)                                            6.25        2017      5,000,000       5,469,200
 Cypress-Fairbanks Independent School District
    Harris County Unlimited Tax Schoolhouse
    Pre-Refunded Bonds Series 1990 (FGIC Insured)              6.50        2008      1,500,000       1,590,225
 Harris County Health Facilities Development
    Hermann Hospital Revenue Bonds (MBIA Insured)              6.375       2024      8,820,000       9,529,745
 Houston Water & Sewer System Junior Lien
    Refunding Revenue Bonds
    Zero Coupon Series C (AMBAC Insured)                       6.60        2008      8,000,000(d)    4,660,000
 Municipal Power Agency Capital Appreciation
    Refunding Revenue Bonds
    Zero Coupon (AMBAC Insured)                                6.90        2009     18,000,000(d)    9,990,720
 Northwest Independent School District
    Unlimited Tax General Obligation Capital
    Appreciation Refunding Revenue Bonds Zero Coupon
    Series 1997 Permanent School Fund Guaranty                 6.23        2017      3,000,000(d)      959,730
 San Antonio Electric & Gas Systems
    Refunding Revenue Bonds Series 1989                        6.00        2014      6,000,000       6,175,020
 San Antonio Electric & Gas Systems
    Refunding Revenue Bonds Series 1989-89A                    6.50        2012     26,250,000      27,233,588
 San Antonio Water Refunding Revenue Bonds
    (FGIC Insured)                                             6.40        2007     25,000,000      27,268,500
 State Public Property Financial Corporation
    Lease Revenue Bonds Texas Mental Health
    Series 1996                                                6.20        2016      2,340,000       2,450,331
 Turnpike Authority Dallas North Tollway
    Pre-Refunded Revenue Bonds Series 1990
    (AMBAC Insured)                                            6.00        2020     10,000,000      10,224,500
 Total                                                                                             127,848,442

 Utah (0.1%)
 Salt Lake City College Revenue Bonds
    Westminster College Series 1997                            5.75        2027      1,000,000       1,007,940

 Virginia (0.7%)
 Augusta County Industrial Development Authority
    Hospital Refunding Revenue Bonds
    Augusta Hospital Series 1993 (AMBAC Insured)               5.125       2021      3,600,000       3,486,780
 Fairfax County Water Authority
    Refunding Revenue Bonds Series 1997                        5.00        2021      3,750,000       3,649,013
 Total                                                                                               7,135,793

 Washington (4.7%)
 Auburn School District 408 King County
    Unlimited Tax General Obligation Bonds
    Series 1992A                                               6.375       2006      8,000,000       8,999,920
 Issaquah School District 411 King County
    Unlimited Tax General Obligation Refunding Bonds
    Series 1992                                                6.375       2008     16,675,000      19,069,530
 King County Housing Authority Pooled Housing
    Refunding Revenue Bonds Series 1995A                       6.80        2026      2,500,000       2,647,475
 Public Power Supply System Nuclear Project 1
    Pre-Refunded Revenue Bonds Series 1989A                    6.00        2017     12,130,000      12,484,924
 Public Power Supply System Nuclear Project 3
    Capital Appreciation Refunding Revenue Bonds
    Zero Coupon Series B (MBIA Insured)                        6.61        2013     10,360,000(d)    4,493,443
 Total                                                                                              47,695,292

 West Virginia (1.0%)
 School Building Authority Capital Improvement
    Pre-Refunded Revenue Bonds Series 1990B
    (MBIA Insured)                                             6.00        2020      9,730,000      10,179,721

 Wyoming (0.4%)
 Community Development Authority Single Family
    Mortgage Bonds Series 1991
    Federally Insured or Guaranteed Mortgage Loan              7.40        2031      3,510,000       3,714,703

 Total municipal bonds
 (Cost: $844,655,471)                                                                             $964,240,996


See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)




 Short-term securities (4.4%)
 Issuer (c,e)                                                   Effective            Amount            Value(a)
                                                                    yield        payable at
                                                                                   maturity
 Municipal notes
 Burke County Georgia Development Authority Pollution Control
 Revenue Bonds Georgia Power Vogtle 3rd Series
      09-01-25                                                       3.80%       $2,400,000       $  2,400,000
 Farmington Minnesota Pollution Control Revenue Bonds
 Public Services Series B V.R.
      05-01-24                                                       3.80         4,700,000          4,700,000
 Harris County Texas Health Facilities Development
 Hospital Revenue Bonds Methodist Hospital V.R.
      12-01-25                                                       3.85         5,500,000          5,500,000
 Missouri Health & Education Facilities Authority
 Washington University Series A (MBIA Insured)
      09-01-30                                                       3.95         3,600,000          3,600,000
 New York City Government Obligation Bonds Series 1995B
      08-15-23                                                       3.85          7,400,000         7,400,000
 New York City Municipal Water Finance Authority
 Water & Sewer System Revenue Bonds Series A
      06-15-25                                                       4.00          6,200,000         6,200,000
 Perry County Mississippi Pollution Control Revenue Bonds
 Leaf River V.R.
      03-01-02                                                       3.90          3,200,000         3,200,000
 Port Arthur Naval District of Jefferson Texas
 Pollution Control Revenue Bonds Texaco
      10-01-24                                                       4.00            800,000           800,000
 Putnam County Georgia Development Authority Pollution Control
 Revenue Bonds Georgia Power 2nd Series
      09-01-29                                                       3.85          1,800,000         1,800,000
 Regents of the University of Michigan Hospital Revenue Bonds
 Series 1995A
      12-01-27                                                       3.90          2,200,000         2,200,000
 Unita County Wyoming Pollution Control Revenue Bonds
 Chevron USA V.R.
      12-01-22                                                       3.85          1,600,000         1,600,000
 Valdez Alaska Marine Term Exxon Pipeline
 Series 1985 V.R.
      10-01-25                                                       3.90          5,500,000         5,500,000

 Total short-term securities
 (Cost: $44,900,000)                                                                            $   44,900,000

 Total investments in securities
 (Cost: $889,555,471)(f)                                                                        $1,009,140,996


See accompanying notes to investments in securities.

(This annual report is not part of the prospectus.)

 Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Investments in bonds, by rating category as a percentage of total bonds, are as follows:

                                              (Unaudited)

Rating                               11-30-97             11-30-96

AAA                                    44%                  36%

AA                                     15                   15

A                                      10                   13

BBB                                    31                   36

BB and below                           --                   --

Non-rated                              --                   --

Total                                 100%                 100%

(c) The following abbreviations are used in portfolio descriptions to identify the insurer of the issue:

AMBAC      --   American Municipal Bond Association Corporation

BIG        --   Bond Investors Guarantee

CGIC       --   Capital Guaranty Insurance Company

FGIC       --   Financial Guarantee Insurance Corporation

FHA        --   Federal Housing Authority

FSA        --   Financial Security Assurance

GNMA       --   Government National Mortgage Association

MBIA       --   Municipal Bond Investors Assurance

(d) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(e) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rates shown are the effective rates on Nov. 30, 1997. The following abbreviation is used in the portfolio description:

V.R.       --   Variable Rate

(f) At Nov. 30, 1997, the cost of securities for federal income tax purposes was $888,154,898 and the aggregate gross unrealized appreciation and depreciation based on that cost was:



Unrealized appreciation.........................................$121,404,112
Unrealized depreciation.............................................(418,014)
                                                                    --------
Net unrealized appreciation.....................................$120,986,098


(This annual report is not part of the prospectus.)

PART A. Registrant's effective prospectus to this registration statement is hereby incorporated by reference.

PART B. Registrant's effective statement of additional information for this registration statement is hereby incorporated by reference.

PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)      FINANCIAL STATEMENTS:

         List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

         For IDS Tax-Exempt Bond Fund
                  o        Independent Auditors' Report dated Jan. 2, 1998
                  o        Statement of Assets and Liabilities, Nov. 30, 1997
                  o        Statement of Operations, Year ended Nov. 30, 1997
                  o Statement of Changes in Net Assets, for the two-year period ended Nov. 30, 1996 and Nov. 30, 1997
                  o        Notes to Financial Statements
                  o        Investments in Securities, Nov. 30, 1997
                  o        Notes to Investments in Securities

         For IDS Intermediate Tax-Exempt Fund
                  o        Independent Auditors' Report dated Jan. 2, 1998
                  o        Statement of Assets and Liabilities, Nov. 30, 1997
                  o        Statement of Operations, Year ended Nov. 30, 1997
                  o Statement of Changes in Net Assets, for year ended Nov. 30, 1997 and the period from Nov. 13, 1996 to Nov. 30, 1996
                  o        Notes to Financial Statements
                  o        Investments in Securities, Nov. 30, 1997
                  o        Notes to Investments in Securities


(b)     EXHIBITS:

1.       Copy of Articles of Incorporation amended October 17, 1988, filed as
         Exhibit 1 to Post-Effective Amendment No. 23 to this Registration Statement, is herein incorporated by reference.

2. Copy of By-Laws as amended June 14, 1987, filed as Exhibit 2 to Post-Effective Amendment No. 20 to this Registration Statement, is herein incorporated by reference.

3.       Not Applicable.

4. Form of Stock certificate, filed as Exhibit 4 to Registrant's Registration Statement No. 2-57382 on September 30, 1976, is incorporated herein by reference.

5. Copy of Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed as Exhibit 5 to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated herein by reference.

5(a). Copy of Investment Management Services Agreement between Registrant's series fund, IDS Intermediate Tax-Exempt Fund and American Express Financial Corporation, dated Nov. 13, 1996, is filed electronically herewith.

6. Copy of Distribution Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as
         Exhibit 6 to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated herein by reference.

6(a). Copy of Distribution Agreement between Registrant's series fund, IDS Intermediate Tax-Exempt Fund and American Express Financial Advisors Inc., dated Nov. 13, 1996, is filed electronically herewith.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

8. Copy of Custodian Agreement between Registrant and First National Bank of Minneapolis, dated August 16, 1979, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated herein by reference.

8(a) Copy of Custodian Agreement between Registrant's series fund, IDS Intermediate Tax-Exempt Fund and First Bank National Association, dated Nov. 13, 1996, is filed electronically herewith.

9(a). Copy of Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated January 1, 1998, is filed electronically herewith.

9(b). Copy of Shareholder Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated herein by reference.

9(c). Copy of Administrative Services Agreement between Registrant and American Express Financial Corporation dated March 20, 1995, filed electronically as Exhibit 9(c) to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated herein by reference.

9(d) Copy of Shareholder Service Agreement between Registrant's series fund, IDS Intermediate Tax-Exempt Fund and American Express Financial Advisors Inc., dated Nov. 13, 1996, is filed electronically herewith.

9(e) Copy of Administrative Services Agreement between Registrant's series fund, IDS Intermediate Tax-Exempt Fund and American Express Financial Corporation, dated Nov. 13, 1996, is filed electronically herewith.

9(f) Copy of Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997 filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Amendment No. 30 to Registration Statement No. 2-93745, is incorporated herein by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

11.      Independent Auditors' Consent, is filed electronically herewith.

12.      None.

13.      Not Applicable.

14. Form of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(n) to IDS Growth Fund, Inc., Post Effective Amendment
         No. 34 to Registration Statement No. 2-38355, are incorporated herein by reference.

15. Copy of Plan and Agreement of Distribution between Registrant and American Express Financial Advisors Inc., dated March 20, 1995 filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 42 to Registration Statement 2-57328 is incorporated herein by reference.

15(a). Copy of Plan and Agreement of Distribution between Registrant's series fund, IDS Intermediate Tax-Exempt Fund and American Express Financial Advisors Inc., dated Nov. 13, 1996, is filed electronically herewith.

16. Copy of Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22, filed electronically as Exhibit 16 to Post-Effective Amendment No. 29, is herein incorporated by reference.

17.      Financial Data Schedules are filed electronically herewith.

18. Copy of plan Rule 18f-3 Plan, dated May 9, 1997, filed electronically on or about January 27, 1988 Exhibit 18 to IDS Equity Select Fund, Inc.'s Post Effective Amendment No. 86 to Registration Statement No. 2-13188 is incorporated herein by reference. Registrant's 18f-3 Plan differs from the one incorporated by reference only by the fact that Registrant is one executing party.

19(a). Directors'/Trustees Power of Attorney to sign amendments to this Registration Statement dated January 7, 1998, filed electronically herewith.

19(b). Officers' Power of Attorney to sign amendments to this Registration Statement dated Nov. 1, 1995, filed electronically as Exhibit 19(b) to Registrant's Post-Effective Amendment No. 39, is incorporated herein by reference.

Item 25.          Persons Controlled by or Under Common Control with Registrant:

                  None.

Item 26.          Number of Holders of Securities

           (1)                      (2)

                              Number of Record
                                Holders as of
    Title of Class              Jan. 13, 1998

For IDS Tax-Exempt Bond Fund

Common Stock
Class A                               26,625
Class B                                1,208
Class Y                                    1

For IDS Intermediate Tax-Exempt Fund

Common Stock
Class A                                  595
Class B                                  289
Class Y                                    1

Item 27.          Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.

Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Tax-Exempt Bond Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota on the 27th day of January, 1998.


IDS TAX-EXEMPT BOND FUND, INC.
  IDS Tax-Exempt Bond Fund
  IDS Intermediate Tax-Exempt Fund

By /s/ William R. Pearce**
        William R. Pearce, Chief Executive Officer



By  ________________________________
    Matthew N. Karstetter, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of January, 1998.

Signature                                        Capacity

/s/ William R. Pearce*                           Chairman of the Board
    William R. Pearce


/s/ H. Brewster Atwater, Jr.*                    Director
    H. Brewster Atwater, Jr.


/s/ Lynne V. Cheney*                             Director
    Lynne V. Cheney


/s/ William H. Dudley*                           Director
    William H. Dudley


/s/ David R. Hubers*                             Director
    David R. Hubers

Signature                                        Capacity


/s/ Heinz F. Hutter*                             Director
    Heinz F. Hutter


/s/ Anne P. Jones*                               Director
    Anne P. Jones


/s/ Alan K. Simpson*                             Director
    Alan K. Simpson


/s/ Edson W. Spencer*                            Director
    Edson W. Spencer


/s/ John R. Thomas*                              Director
    John R. Thomas


/s/ Wheelock Whitney*                            Director
    Wheelock Whitney


/s/ C. Angus Wurtele*                            Director
    C. Angus Wurtele


*Signed pursuant to Directors'/Trustees Power of Attorney dated Jan. 7, 1998, filed electronically herewith.



___________________________
Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated November 1, 1995, filed electronically as Exhibit 19 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 2-57328 by:


___________________________
Leslie L. Ogg

CONTENTS OF THIS
POST-EFFECTIVE AMENDMENT NO. 43
TO REGISTRATION STATEMENT NO. 2-57328


This post-effective amendment comprises the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

     The prospectus.

Part B.

     Statement of Additional Information.

     Financial Statements.

Part C.

     Other information.

     Exhibits.

The signatures.